UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06367

                             Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:   September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund

Annual Report — September 30, 2020

To Our Shareholders,

For the fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli Equity Income Fund was 0.9% compared with a total return 15.2% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2020.

Performance Discussion (Unaudited)

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities.

While change is constant, the fundamental underpinnings of common stock value investing remain unchanged. Our stock selection process is based on the investment principles first articulated in 1934 by the fathers of security analysis, Benjamin Graham and David Dodd. Their work provided the framework for value investing. Our Firm contributed to the academic and empirical research on value investing by introducing the concept of Private Market Value (PMV) with a Catalyst. This is our proprietary research methodology that focuses on individual stock selection by identifying stocks of firms selling at a discount to intrinsic value per share with a reasonable probability of realizing their PMVs. We define PMV as the price a strategic acquirer would likely be willing to pay for the entire enterprise. Catalysts are specific events or circumstances with varying time horizons that can trigger a narrowing of the difference between the market price of a stock and its estimated PMV per share. Price appreciation can occur instantly, as in the case in an announced takeover, or more gradually over time. There are a variety of catalysts that can cause change. Some general categories include: company specific, industry, regulatory, demographic, political, and economic. We continue to find good value in many companies that have some combination of long term growth prospects, strong cash flow generation, good balance sheets as well as shareholder friendly management teams. We thank you for your investment in the Fund and we look forward to serving you in the future.

The first quarter of 2020 was one of the worst in stock market history, with the novel coronavirus that causes COVID-19 spreading rapidly around the globe, and societies everywhere responding with various forms of “social distancing”, culminating with most of the global economy being effectively shut down. First and foremost, our thoughts are with all those personally impacted by the virus, with either themselves or a loved one being afflicted, as well as those unemployed or furloughed as a result of business shutdowns. We applaud the heroic efforts of all of our health care workers, as well as those employed in other essential businesses, keeping our grocery shelves stocked, our public transportation running, and our waste collected.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com

The cost of closures and social distancing was considerable, as the global economy nearly ground to a halt. In order to stabilize markets and the economy, the Fed slashed rates near zero, and bought securities in a number of asset classes – treasuries, mortgaged backed securities, asset backed securities, corporate credit, and loans backed by the Small Business Administration.

While this recession was especially painful due to its quickness and severity, we are reminded that bear markets, like recessions, are necessary to the capitalist system, cleansing its excesses. Over the four decade plus history of our Firm, there have been five bear markets ranging in length from three to thirty months. We had been anticipating a correction for some time, though the trigger for and pace of the decline – one of the most rapid in history – took us by surprise. The market quickly bounced into technical “bull market” status from its lows.

We continue to emphasize the basics: does a company’s business model remain sound? Does it have a strong enough balance sheet to withstand the short term pain? Is management focused on shareholder value? The situation changes daily, but we believe the best way to participate in the return of health and prosperity is to own a portfolio of excellent businesses.

Among our better performing stocks for the fiscal year were Swedish Match AB (6.9% of net assets as of September 30, 2020), Deere & Co. (2.8%), and Newmont Corp. (1.8%). Swedish Match AB produces tobacco products including snus and snuff, chewing tobacco, cigars, and lights. The company has benefited from the growth of the smokeless tobacco market in both Scandinavia and the U.S., as public smoking bans and health concerns are driving consumers to seek alternative tobacco products to cigarettes. Deere & Co. headquartered in Moline, Illinois, is a leading global manufacturer of machinery for agricultural, construction, and forestry usage. Newmont Corporation based in Denver, Colorado, is the largest gold mining company in the world, and was founded in 1921 and publicly traded since 1925.

A few of our weaker performers were Wells Fargo & Co. (0.6%), Royal Dutch Shell plc (0.1%), and PNC Financial Services Group Inc. (1.8%). Wells Fargo, the national banking company, increased its customer remediation accruals and restructuring charges, and saw revenue decline by 13% in its third quarter. Royal Dutch Shell suffered a negative impact on LNG margins resulting from pricing linked to oil. PNC Financial Services Group Inc. is one of the nation’s largest diversified financial services organizations, but increased net income and revenue were not enough to please investors.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through September 30, 2020 (a)(b) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(01/02/92)
Class AAA (GABEX)	0.93%	6.21%	8.14%	6.37%	9.15%
S&P 500 Index	15.15	14.15	13.74	9.19	9.73 (c)
Lipper Equity Income Fund Average	(1.21)	8.94	9.93	6.72	8.14
Class A (GCAEX)	0.95	6.21	8.14	6.38	9.14
With sales charge (d)	(4.86)	4.96	7.50	5.96	8.92
Class C (GCCEX)	0.27	5.44	7.34	5.59	8.68
With contingent deferred sales charge (e)	(0.73)	5.44	7.34	5.59	8.68
Class I (GCIEX)	1.14	6.47	8.40	6.60	9.27

In the current prospectuses dated January 28, 2020, the expense ratios for Class AAA, A, C, and I Shares are 1.46%, 1.46%, 2.21%, and 1.21%, respectively. See page 12 for the expense ratios for the fiscal year ended September 30, 2020. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

(b) The Fund’s fiscal year ends September 30.

(c)  S&P 500 Index since inception performance figure is as of December 31, 1991.

(d) Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e) Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2020 through September 30, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2020.

	Beginning Account Value 04/01/20	Ending Account Value 09/30/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,257.10	1.42%	$8.01
Class A	$1,000.00	$1,257.60	1.42%	$8.01
Class C	$1,000.00	$1,254.50	2.16%	$12.17
Class I	$1,000.00	$1,258.50	1.16%	$6.55
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.90	1.42%	$7.16
Class A	$1,000.00	$1,017.90	1.42%	$7.16
Class C	$1,000.00	$1,014.20	2.16%	$10.88
Class I	$1,000.00	$1,019.20	1.16%	$5.86
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2020:

The Gabelli Equity Income Fund

Food and Beverage	20.2%
Financial Services	13.2%
Consumer Products	8.8%
Health Care	5.1%
Telecommunications	5.0%
Business Services	4.9%
Retail	4.5%
Diversified Industrial	4.3%
Automotive: Parts and Accessories	4.1%
Equipment and Supplies	3.9%
Machinery	3.3%
Metals and Mining	2.1%
Electronics	2.0%
Entertainment	2.0%
Computer Software and Services	1.9%
Building and Construction	1.8%
Computer Hardware	1.7%
Energy and Utilities: Oil	1.7%
Energy and Utilities: Natural Gas	1.5%
Transportation	1.4%
Wireless Communications	1.3%

Automotive	1.2%
Aerospace	1.1%
Specialty Chemicals	1.0%
Cable and Satellite	0.9%
Real Estate	0.8%
Energy and Utilities: Integrated	0.7%
Agriculture	0.6%
Energy and Utilities: Services	0.4%
Energy and Utilities: Electric	0.4%
Communications Equipment	0.3%
Environmental Services	0.3%
Broadcasting	0.2%
Consumer Services	0.2%
Energy and Utilities: Water	0.2%
Hotels and Gaming	0.1%
Paper and Forest Products	0.1%
Publishing	0.0%*
Other Assets and Liabilities (Net)	(3.2)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 103.2%
	Aerospace — 1.1%
55,000	Aerojet Rocketdyne Holdings Inc.†	$287,378	$2,193,950
2,000	Lockheed Martin Corp.	47,350	766,560
11,500	Raytheon Technologies Corp.	677,634	661,710
9,500	Rockwell Automation Inc.	285,402	2,096,460

		1,297,764	5,718,680

	Agriculture — 0.6%
60,000	Archer-Daniels-Midland Co.	1,545,955	2,789,400
12,000	The Mosaic Co.	186,246	219,240

		1,732,201	3,008,640

	Automotive — 1.2%
125,000	Navistar International Corp.†	2,322,530	5,442,500
11,000	PACCAR Inc.	434,258	938,080

		2,756,788	6,380,580

	Automotive: Parts and Accessories — 4.1%
76,000	Dana Inc.	1,193,901	936,320
217,000	Genuine Parts Co.(a)	9,105,787	20,651,890

		10,299,688	21,588,210

	Broadcasting — 0.2%
38,000	Liberty Global plc, Cl. A†	841,273	798,380
10,000	Liberty Global plc, Cl. C†	216,949	205,350
34,500	MSG Networks Inc., Cl. A†	128,602	330,165

		1,186,824	1,333,895

	Building and Construction — 1.8%
30,000	Carrier Global Corp.	254,819	916,200
59,000	Fortune Brands Home &
	Security Inc.	597,191	5,104,680
43,000	Herc Holdings Inc.†	1,371,812	1,703,230
50,000	Johnson Controls
	International plc	879,939	2,042,500

		3,103,761	9,766,610

	Business Services — 4.9%
16,500	Automatic Data Processing Inc.	626,536	2,301,585
40,700	Mastercard Inc., Cl. A(a)	288,788	13,763,519
2,400	MSC Industrial Direct Co. Inc., Cl. A	165,490	151,872
32,000	Pentair plc	622,795	1,464,640
22,500	S&P Global Inc.	939,590	8,113,500

		2,643,199	25,795,116

	Cable and Satellite — 0.9%
6,000	AMC Networks Inc., Cl. A†	182,851	148,260
138,000	DISH Network Corp., Cl. A†	2,544,807	4,006,140
16,000	EchoStar Corp., Cl. A†	389,202	398,240

		3,116,860	4,552,640

Shares		Cost	Market Value
	Communications Equipment — 0.3%
44,000	Corning Inc.	$504,755	$1,426,040

	Computer Hardware — 1.7%
51,500	Apple Inc.	942,969	5,964,215
24,000	International Business
	Machines Corp.	1,918,125	2,920,080

		2,861,094	8,884,295

	Computer Software and Services — 1.9%
100,000	Hewlett Packard Enterprise Co.	577,778	937,000
43,000	Microsoft Corp.	1,201,420	9,044,190

		1,779,198	9,981,190

	Consumer Products — 8.8%
14,000	Altria Group Inc.	141,517	540,960
11,000	Edgewell Personal Care Co.†	358,158	306,680
53,000	Energizer Holdings Inc.	1,441,783	2,074,420
30,000	Essity AB, Cl. A†	529,907	1,030,053
1,500	National Presto Industries Inc.	45,698	122,790
35,000	Reckitt Benckiser Group plc	1,038,729	3,414,282
443,000	Swedish Match AB	5,166,671	36,247,860
42,000	Unilever NV	838,099	2,536,800

		9,560,562	46,273,845

	Consumer Services — 0.2%
1,600	Allegion plc	19,252	158,256
21,000	Rollins Inc.	31,319	1,137,990

		50,571	1,296,246

	Diversified Industrial — 4.3%
80,000	Crane Co.	2,475,345	4,010,400
38,000	Eaton Corp. plc	1,404,455	3,877,140
2,700	Honeywell International Inc.	57,888	444,447
8,824	Ingersoll Rand Inc.†	46,675	314,134
48,000	ITT Inc.	961,318	2,834,400
33,000	Jardine Matheson Holdings Ltd.	1,611,232	1,309,440
148,000	Jardine Strategic Holdings Ltd.	3,394,976	2,931,880
24,000	nVent Electric plc	242,295	424,560
116,000	Textron Inc.	735,799	4,186,440
162,000	Toray Industries Inc.	1,084,606	736,231
10,000	Trane Technologies plc	160,959	1,212,500
25,000	Trinity Industries Inc.	324,983	487,500

		12,500,531	22,769,072

	Electronics — 2.0%
15,500	Sony Corp.	360,409	1,180,448
42,000	Sony Corp., ADR	985,416	3,223,500
51,000	TE Connectivity Ltd.	1,676,574	4,984,740
10,000	Texas Instruments Inc.	147,000	1,427,900

		3,169,399	10,816,588

	Energy and Utilities: Electric — 0.4%
6,000	Avangrid Inc.	140,662	302,760

See accompanying notes to financial statements.

6

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Electric (Continued)
26,000	Korea Electric Power Corp., ADR†	$315,395	$226,460
76,000	The AES Corp.	360,728	1,376,360

		816,785	1,905,580

	Energy and Utilities: Integrated — 0.7%
50,000	Energy Transfer LP	82,174	271,000
24,000	Eni SpA	252,050	188,193
6,500	Iberdrola SA, ADR	98,020	321,685
58,000	OGE Energy Corp.	773,496	1,739,420
24,000	PNM Resources Inc.	246,922	991,920

		1,452,662	3,512,218

	Energy and Utilities: Natural Gas — 1.5%
117,300	National Fuel Gas Co.	5,201,509	4,761,207
11,500	ONE Gas Inc.	48,202	793,615
68,000	ONEOK Inc.	230,708	1,766,640
7,500	Southwest Gas Holdings Inc.	153,948	473,250

		5,634,367	7,794,712

	Energy and Utilities: Oil — 1.7%
56,000	Chevron Corp.	2,046,372	4,032,000
7,000	ConocoPhillips	128,274	229,880
12,500	Exxon Mobil Corp.	327,921	429,125
66,000	Hess Corp.	3,200,714	2,701,380
18,000	Marathon Petroleum Corp.	234,717	528,120
12,000	Royal Dutch Shell plc, Cl. A, ADR	484,098	302,040
16,000	TOTAL SE, ADR	267,781	548,800
15,000	WPX Energy Inc.†	78,706	73,500

		6,768,583	8,844,845

	Energy and Utilities: Services — 0.4%
149,700	Halliburton Co.	3,539,649	1,803,885
9,000	Oceaneering International Inc.†	166,793	31,680
10,000	Schlumberger NV	206,840	155,600

		3,913,282	1,991,165

	Energy and Utilities: Water — 0.2%
5,000	Essential Utilities Inc.	36,851	201,250
25,000	Severn Trent plc	637,468	786,795

		674,319	988,045

	Entertainment — 2.0%
28,000	Grupo Televisa SAB, ADR†	249,704	173,040
1,000	Madison Square Garden Entertainment Corp.†	16,681	68,490
1,000	Madison Square Garden Sports Corp.†	39,524	150,480
337,500	ViacomCBS Inc., Cl. A	8,475,108	10,222,875

		8,781,017	10,614,885

Shares		Cost	Market Value
	Environmental Services — 0.3%
10,000	Republic Services Inc.	$338,000	$933,500
3,600	Waste Management Inc.	104,078	407,412

		442,078	1,340,912

	Equipment and Supplies — 3.9%
10,000	A.O. Smith Corp.	26,646	528,000
16,000	Danaher Corp.	467,288	3,445,280
171,500	Flowserve Corp.	2,195,435	4,680,235
55,500	Graco Inc.	937,975	3,404,925
21,000	Minerals Technologies Inc.	744,387	1,073,100
157,000	Mueller Industries Inc.	2,974,108	4,248,420
15,500	Parker-Hannifin Corp.	822,277	3,136,270

		8,168,116	20,516,230

	Financial Services — 13.2%
3,700	Alleghany Corp.	549,815	1,925,665
24,000	AllianceBernstein Holding LP	157,937	648,960
41,000	American Express Co.(a)	626,999	4,110,250
21,500	Ameris Bancorp	229,000	489,770
7,000	Argo Group International Holdings Ltd.	130,783	241,010
5,195	Banco Santander Chile, ADR	29,250	72,003
148,000	Bank of America Corp.	955,325	3,565,320
13,056	BNP Paribas SA†	580,935	474,153
31,000	Eaton Vance Corp.	884,159	1,182,650
45,000	Interactive Brokers Group Inc., Cl. A	668,166	2,174,850
15,000	Jefferies Financial Group Inc.	263,160	270,000
14,500	JPMorgan Chase & Co.	281,381	1,395,915
56,000	Julius Baer Group Ltd.	1,816,954	2,387,623
44,000	Kinnevik AB, Cl. A	929,439	1,778,502
83,000	Loews Corp.	3,069,539	2,884,250
19,000	M&T Bank Corp.	1,606,534	1,749,710
28,000	Marsh & McLennan Cos. Inc.	779,261	3,211,600
15,000	Morgan Stanley	376,186	725,250
9,000	Popular Inc.	158,610	326,430
95,000	SLM Corp.	469,915	768,550
125,000	State Street Corp.	5,702,036	7,416,250
265,000	Sterling Bancorp	2,828,809	2,787,800
6,600	T. Rowe Price Group Inc.	130,264	846,252
313,000	The Bank of New York Mellon Corp.(a)	7,793,118	10,748,420
18,000	The Goldman Sachs Group Inc.	2,189,431	3,617,460
8,000	The Hartford Financial Services Group Inc.	245,451	294,880
87,000	The PNC Financial Services Group Inc.(a)	4,577,784	9,562,170
53,000	Valley National Bancorp	331,250	363,050
52,000	Waddell & Reed Financial Inc., Cl. A	841,802	772,200

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
125,000	Wells Fargo & Co.	$3,546,850	$2,938,750

		42,750,143	69,729,693

	Food and Beverage — 20.2%
1,000	Anheuser-Busch InBev SA/NV	15,876	54,197
275,000	Brown-Forman Corp., Cl. A	4,340,423	18,887,000
34,000	Campbell Soup Co.	1,061,533	1,644,580
80,000	Coca-Cola Amatil Ltd., ADR	246,845	544,000
19,000	Coca-Cola European Partners plc	427,500	737,390
10,000	Coca-Cola Femsa SAB de CV, ADR	340,563	407,200
6,000	Constellation Brands Inc., Cl. A	74,420	1,137,060
48,000	Danone SA	2,051,715	3,107,667
390,000	Davide Campari-Milano NV	1,313,766	4,261,188
52,000	Diageo plc, ADR	3,169,455	7,158,320
86,000	Fomento Economico Mexicano SAB de CV, ADR	2,055,532	4,832,340
1,000	General Mills Inc.	26,640	61,680
1,880,000	Grupo Bimbo SAB de CV, Cl. A	1,505,754	3,497,872
97,000	Heineken NV	4,614,139	8,629,703
160,000	ITO EN Ltd.	2,950,372	11,393,353
21,500	Kellogg Co.	1,125,039	1,388,685
2,000	McCormick & Co. Inc., Cl. V	137,120	390,640
17,500	McCormick & Co. Inc., Non-Voting	770,162	3,396,750
37,000	Mondelēz International Inc., Cl. A	666,521	2,125,650
35,000	Nestlé SA.	717,103	4,154,932
63,000	Nissin Foods Holdings Co. Ltd.	1,970,277	5,913,810
37,000	PepsiCo Inc.	2,404,450	5,128,200
29,500	Pernod Ricard SA	2,556,230	4,709,084
44,000	Remy Cointreau SA	2,451,855	8,037,425
35,000	Sapporo Holdings Ltd.	785,546	626,227
10,000	The Coca-Cola Co.	208,400	493,700
1,000	The Hershey Co.	36,300	143,340
50,000	The Kraft Heinz Co.	1,403,471	1,497,500
6,001	Tootsie Roll Industries Inc.	104,489	185,431
32,000	Yakult Honsha Co. Ltd.	799,840	1,774,996

		40,331,336	106,319,920

	Health Care — 5.1%
5,500	Abbott Laboratories	126,068	598,565
3,000	AbbVie Inc.	74,560	262,770
4,000	Alcon Inc.†	133,378	227,800
77,000	Baxter International Inc.	1,706,880	6,192,340
5,200	Bio-Rad Laboratories Inc., Cl. A† 510,780 2,680,392
114,000	Bristol Myers Squibb Co.	2,735,877	6,873,060
72,000	Demant A/S†	696,881	2,262,083
8,000	GlaxoSmithKline plc, ADR	327,365	301,120

Shares		Cost	Market Value
32,000	Henry Schein Inc.†	$324,916	$1,880,960
16,000	Merck & Co. Inc.	296,127	1,327,200
16,000	Novartis AG, ADR	780,337	1,391,360
20,000	Pfizer Inc.	336,990	734,000
45,000	Roche Holding AG, ADR	826,666	1,926,450
2,500	Zimmer Biomet Holdings Inc.	130,888	340,350

		9,007,713	26,998,450

	Hotels and Gaming — 0.1%
21,000	MGM Resorts International	253,359	456,750
1,500	Wynn Resorts Ltd.	71,983	107,715

		325,342	564,465

	Machinery — 3.3%
6,000	Caterpillar Inc.	35,181	894,900
66,000	Deere & Co.	2,406,084	14,627,580
11,000	Otis Worldwide Corp.	376,780	686,620
11,500	Xylem Inc.	280,917	967,380

		3,098,962	17,176,480

	Metals and Mining — 2.1%
130,000	Freeport-McMoRan Inc.	1,449,762	2,033,200
146,000	Newmont Corp.	3,449,852	9,263,700

		4,899,614	11,296,900

	Paper and Forest Products — 0.1%
23,000	Svenska Cellulosa AB SCA, Cl. A†	94,735	337,969

	Publishing — 0.0%
3,000	Value Line Inc.	41,976	74,100

	Real Estate — 0.8%
9,000	Griffin Industrial Realty Inc.	219,808	481,050
124,000	Weyerhaeuser Co., REIT	1,975,837	3,536,480

		2,195,645	4,017,530

	Retail — 4.5%
14,000	Cie Financiere Richemont SA, Cl. A	470,500	937,843
35,200	Copart Inc.†	312,517	3,701,632
11,000	Costco Wholesale Corp.	514,650	3,905,000
98,800	CVS Health Corp.	3,281,243	5,769,920
68,500	Ingles Markets Inc., Cl. A	1,075,142	2,605,740
80,000	Seven & i Holdings Co. Ltd.	2,389,965	2,465,273
7,000	The Home Depot Inc.	193,314	1,943,970
60,000	Walgreens Boots Alliance Inc.	1,792,640	2,155,200
1,000	Walmart Inc.	43,340	139,910
5,200	Weis Markets Inc.	156,250	249,600

		10,229,561	23,874,088

	Specialty Chemicals — 1.0%
7,500	Albemarle Corp.	76,168	669,600
3,000	Ashland Global Holdings Inc.	67,390	212,760
66,000	Ferro Corp.†	116,767	818,400

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
8,000	FMC Corp.	$161,197	$847,280
46,000	H.B. Fuller Co.	950,216	2,105,880
2,000	NewMarket Corp.	7,719	684,640
600	Quaker Chemical Corp.	6,478	107,826

		1,385,935	5,446,386

	Telecommunications — 5.0%
118,000	BCE Inc.	2,177,943	4,893,460
190,000	Deutsche Telekom AG, ADR	2,540,248	3,201,500
15,500	Loral Space & Communications Inc.	427,407	283,650
12,000	Orange SA, ADR	138,547	124,560
13,000	Proximus SA	318,676	237,393
25,520	Telefonica SA, ADR	85,752	87,789
136,000	Telephone and Data Systems Inc	3,639,897	2,507,840
94,000	TELUS Corp.	713,431	1,655,340
220,500	Verizon Communications Inc.(a)	7,164,660	13,117,545

		17,206,561	26,109,077

	Transportation — 1.4%
118,500	GATX Corp.	3,652,166	7,554,375

Shares		Cost	Market Value
	Wireless Communications — 1.3%
100,000	BT Group plc, Cl. A	$277,705	$126,945
180,000	NTT DOCOMO Inc.	2,604,380	6,630,636
20,000	Turkcell Iletisim Hizmetleri A/S, ADR	91,562	95,800

		2,973,647	6,853,381

	TOTAL COMMON STOCKS	231,407,740	543,453,053

	WARRANTS — 0.0%
	Energy and Utilities: Oil — 0.0%
1,250	Occidental Petroleum Corp., expire 08/03/27†	6,187	3,750

	TOTAL INVESTMENTS — 103.2%	$231,413,927	543,456,803

	Other Assets and Liabilities (Net) — (3.2)%		(16,767,539)

	NET ASSETS — 100.0%		$526,689,264

(a)	Securities, or a portion thereof, with a value of $39,958,200 were deposited with Pershing LLC.
†	Non-income producing security.

ADR	American Depositary Receipt

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2020

Assets:
Investments, at value (cost $231,413,927)	$543,456,803
Cash	6,189
Deposit at brokers	5
Receivable for Fund shares sold	1,076,738
Receivable for investments sold	202,424
Dividends receivable	1,574,226
Prepaid expenses	20,374
Total Assets	546,336,759
Liabilities:
Line of credit payable	17,888,000
Payable for Fund shares redeemed	899,152
Payable for investment advisory fees	449,250
Payable for distribution fees	120,153
Payable for accounting fees	3,750
Other accrued expenses	287,190
Total Liabilities	19,647,495
Net Assets (applicable to 55,140,778 shares outstanding)	$526,689,264
Net Assets Consist of:
Paid-in capital	$218,694,934
Total distributable earnings	307,994,330
Net Assets	$526,689,264
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($272,980,219 ÷ 27,190,563 shares outstanding; 150,000,000 shares authorized)	$10.04
Class A:
Net Asset Value and redemption price per share ($69,200,711 ÷ 6,978,175 shares outstanding; 50,000,000 shares authorized)	$ 9.92
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$10.53
Class C:
Net Asset Value and offering price per share ($53,605,415 ÷ 9,233,907 shares outstanding; 50,000,000 shares authorized)	$ 5.81	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($130,902,919 ÷ 11,738,133 shares outstanding; 50,000,000 shares authorized)	$11.15

Statement of Operations

For the Year Ended September 30, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $324,931)	$13,132,369
Non-cash dividends	453,980
Interest	53

Total Investment Income	13,586,402

Expenses:
Investment advisory fees	6,176,244
Distribution fees - Class AAA	780,475
Distribution fees - Class A	181,690
Distribution fees - Class C	719,617
Shareholder services fees	502,543
Interest expense	175,524
Shareholder communication expenses	149,637
Custodian fees	112,017
Registration expenses	69,647
Legal and audit fees	52,382
Directors’ fees	45,844
Accounting fees	45,000
Miscellaneous expenses	65,886

Total Expenses	9,076,506

Less:
Expenses paid indirectly by broker (See Note 6)	(7,779)

Net Expenses	9,068,727

Net Investment Income	4,517,675

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	137,689,003
Net realized gain on foreign currency transactions	5,504

Net realized gain on investments and foreign currency transactions	137,694,507

Net change in unrealized appreciation/depreciation: on investments	(141,922,026)
on foreign currency translations	13,227

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(141,908,799)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(4,214,292)

Net Increase in Net Assets Resulting from Operations	$303,383

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Operations:
Net investment income	$4,517,675	$6,418,727
Net realized gain on investments and foreign currency transactions	137,694,507	196,762,218
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(141,908,799)	(230,703,306)

Net Increase/(Decrease) in Net Assets Resulting from Operations	303,383	(27,522,361)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(60,530,136)	(92,298,815)
Class A	(14,287,953)	(16,960,746)
Class C	(19,964,287)	(36,745,051)
Class I	(29,113,541)	(53,493,080)

	(123,895,917)	(199,497,692)

Return of capital
Class AAA	(22,602,669)	(24,603,802)
Class A	(6,706,415)	(5,770,903)
Class C	(6,207,826)	(6,210,850)
Class I	(8,566,767)	(9,279,754)

	(44,083,677)	(45,865,309)

Total Distributions to Shareholders	(167,979,594)	(245,363,001)

Capital Share Transactions:
Class AAA	(21,606,608)	(15,978,648)
Class A	16,928,786	10,674,357
Class C	(20,000,786)	(27,546,923)
Class I	(40,684,434)	(76,334,869)

Net Decrease in Net Assets from Capital Share Transactions	(65,363,042)	(109,186,083)

Redemption Fees	1,452	2,975

Net Decrease in Net Assets	(233,037,801)	(382,068,470)
Net Assets:
Beginning of year	759,727,065	1,141,795,535

End of year	$526,689,264	$759,727,065

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
				Net Realized
				and
	Net Asset			Unrealized			Net				Net Asset			Net
	Value,	Net		Gain/(Loss)	Total from	Net	Realized	Return			Value,		Net Assets	Investment			Portfolio
Year Ended	Beginning	Investment		on	Investment	Investment	Gain on	of	Total	Redemption	End of	Total	End of year	Income		Operating	Turnover
September 30	of Year	Income (Loss)(a)		Investments	Operations	Income	Investments	Capital	Distributions	Fees (a)(b)	Year	Return †	(in 000’s)	(Loss)		Expenses(c)(d)	Rate
Class AAA
2020	$13.61	$0.10	(e)	$(0.02)	$0.08	$(0.11)	$(2.39)	$(1.15)	$(3.65)	$0.00	$10.04	0.93%	$272,980	0.75	%(e)	1.45%	0	%(f)
2019	19.09	0.13		(0.38)	(0.25)	(0.15)	(3.72)	(1.36)	(5.23)	0.00	13.61	(1.09)	377,589	0.76		1.45	1
2018	22.84	0.19		1.34	1.53	(0.20)	(3.68)	(1.40)	(5.28)	0.00	19.09	6.77	521,485	0.82		1.40	0	(f)
2017	24.06	0.24		2.97	3.21	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.84	13.91	662,696	0.97		1.39	1
2016	25.08	0.26		2.72	2.98	(0.26)	(2.35)	(1.39)	(4.00)	0.00	24.06	11.31	833,154	0.99		1.39	1
Class A
2020	$13.49	$0.10	(e)	$(0.02)	$0.08	$(0.11)	$(2.39)	$(1.15)	$(3.65)	$0.00	$9.92	0.95%	$69,201	0.75	%(e)	1.45%	0	%(f)
2019	18.97	0.13		(0.38)	(0.25)	(0.15)	(3.72)	(1.36)	(5.23)	0.00	13.49	(1.08)	72,778	0.76		1.45	1
2018	22.73	0.19		1.33	1.52	(0.20)	(3.68)	(1.40)	(5.28)	0.00	18.97	6.76	86,332	0.82		1.40	0	(f)
2017	23.96	0.24		2.96	3.20	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.73	13.92	115,702	0.96		1.39	1
2016	24.99	0.26		2.71	2.97	(0.26)	(2.35)	(1.39)	(4.00)	0.00	23.96	11.31	160,593	0.99		1.39	1
Class C
2020	$9.48	$0.00	(b)(e)	$(0.02)	$(0.02)	$(0.06)	$(2.39)	$(1.20)	$(3.65)	$0.00	$5.81	0.27%	$53,605	0.00	%(e)(g)	2.20%	0	%(f)
2019	15.03	(0.00	)(b)	(0.32)	(0.32)	(0.05)	(3.72)	(1.46)	(5.23)	0.00	9.48	(1.87)	100,467	(0.00	)(g)	2.20	1
2018	19.17	0.01		1.13	1.14	(0.07)	(3.68)	(1.53)	(5.28)	0.00	15.03	6.02	176,167	0.07		2.15	0	(f)
2017	20.99	0.05		2.56	2.61	(0.10)	(3.33)	(1.00)	(4.43)	0.00	19.17	13.04	246,690	0.22		2.14	1
2016	22.48	0.06		2.45	2.51	(0.09)	(2.35)	(1.56)	(4.00)	0.00	20.99	10.51	306,349	0.24		2.14	1
Class I
2020	$14.68	$0.14	(e)	$(0.02)	$0.12	$(0.14)	$(2.39)	$(1.12)	$(3.65)	$0.00	$11.15	1.14%	$130,903	1.00	%(e)	1.20%	0	%(f)
2019	20.13	0.19		(0.41)	(0.22)	(0.19)	(3.72)	(1.32)	(5.23)	0.00	14.68	(0.86)	208,893	1.00		1.20	1
2018	23.75	0.26		1.40	1.66	(0.26)	(3.68)	(1.34)	(5.28)	0.00	20.13	7.07	357,812	1.08		1.15	0	(f)
2017	24.80	0.31		3.07	3.38	(0.31)	(3.33)	(0.79)	(4.43)	0.00	23.75	14.19	443,912	1.21		1.14	1
2016	25.68	0.33		2.79	3.12	(0.32)	(2.35)	(1.33)	(4.00)	0.00	24.80	11.59	484,305	1.24		1.14	1

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the fiscal years ended September 30, 2020, 2019, 2018, and 2017. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.42%, 1.40%, 1.39%, and 1.38% (Class AAA and Class A), 2.17%, 2.15%, 2.14%, and 2.13% (Class C), and 1.17%, 1.15%, 1.14%, and 1.13% (Class I), respectively. For the fiscal year ended September 30, 2016 the effect of interest expense was minimal.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the fiscal years ended September 30, 2020, 2019, 2018, 2017, and 2016, there was no impact on the expense ratios.

(e)

Includes income resulting from special dividends. Without these dividends, the per share income (loss) amounts would have been $0.09 (Class AAA and Class A), $(0.01) (Class C), and $0.13 (Class I), respectively, and the net investment income (loss) ratio would have been 0.68% (Class AAA and Class A), (0.07)% (Class C), and 0.93% (Class I), respectively.

(f)	Amount represents less than 0.5%.
(g)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national

13

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

14

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Valuation Inputs
	Level 1	Total Market Value
	Quoted Prices	at 9/30/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks: (a)	$543,453,053	$543,453,053
Warrants (a)	3,750	3,750
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$543,456,803	$543,456,803

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers into or out of Level 3 during the fiscal year ended September 30, 2020.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are

15

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the fiscal year ended September 30, 2020, there were no short sales.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2020, the Fund held no restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Act and related rules. Shareholders in the Fund would bear the pro rata port on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1%.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to the earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the basis adjustments on investments in partnerships and reversal of previous year reclassification of REIT distributions, and equalization utilized. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2020, reclassifications were made to increase paid-in capital of $17,937,436 with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2020 and 2019 was as follows:

	Year Ended	Year Ended
	September 30, 2020*	September 30, 2019
Distributions paid from:
Ordinary income	$5,482,409	$7,210,893
Net long term capital gains	136,799,128	192,286,799
Return of capital	44,083,677	45,865,309

Total distributions paid	$186,365,214	$245,363,001

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$307,994,330

Total	$307,994,330

At September 30, 2020, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2020:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$235,471,037	$324,511,170	$(16,525,404)	$307,985,766

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2020, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2020, other than short term securities and U.S. Government obligations, aggregated $2,117,850 and $250,843,951, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2020, the Fund paid $88,207 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $49,363 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $7,779.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2020, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2020, there was $17,888,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2020 was $5,109,081 with a weighted average interest rate of 2.48%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2020 was $35,915,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Amount	Shares	Amount

Class AAA
Shares sold	517,283	$6,576,297	551,364	$9,573,175
Shares issued upon reinvestment of distributions	7,517,054	80,737,011	7,879,869	113,070,696
Shares redeemed	(8,582,075)	(108,919,916)	(8,006,331)	(138,622,519)

Net increase/(decrease)	(547,738)	$(21,606,608)	424,902	$(15,978,648)

Class A
Shares sold	2,531,411	$32,538,086	1,344,564	$23,616,884
Shares issued upon reinvestment of distributions	1,830,657	19,372,951	1,513,270	21,444,473
Shares redeemed	(2,778,776)	(34,982,251)	(2,013,390)	(34,387,000)

Net increase	1,583,292	$16,928,786	844,444	$10,674,357

Class C
Shares sold	1,439,486	$12,895,728	1,736,090	$22,864,320
Shares issued upon reinvestment of distributions	3,855,885	25,043,742	3,798,546	39,055,202
Shares redeemed	(6,657,072)	(57,940,256)	(6,663,277)	(89,466,445)

Net decrease	(1,361,701)	$(20,000,786)	(1,128,641)	$(27,546,923)

Class I
Shares sold	1,325,390	$18,231,196	1,730,545	$31,554,186
Shares issued upon reinvestment of distributions	3,055,726	36,304,618	3,787,581	58,581,403
Shares redeemed	(6,873,418)	(95,220,248)	(9,066,293)	(166,470,458)

Net decrease	(2,492,302)	$(40,684,434)	(3,548,167)	$(76,334,869)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Equity Income Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Equity Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2020

21

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 76	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 76	Since 2019	8	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 84	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 76	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 81	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 52	Since 2009	32	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Anthonie C. van Ekris[6] Director Age: 86	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2001	30	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

22

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

23

THE GABELLI EQUITY INCOME FUND

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2020, the Fund paid to shareholders ordinary income distributions totaling $0.1123, $0.1127, $0.0564, and $0.1445 for each of Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $136,799,128, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2020, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q320AR

The Gabelli Small Cap Growth Fund

Annual Report — September 30, 2020

To Our Shareholders,

For the fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli Small Cap Growth Fund was (2.1)% compared with a total return of 0.4% for the Russell 2000 Index. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the summary schedule of investments, as of September 30, 2020.

Performance Discussion

The Fund invests primarily in small cap companies, that through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization of $3 billion or less at the time of the Fund’s initial investment.

The novel coronavirus that causes COVID-19 spreading rapidly around the globe, and societies everywhere responded with various forms of “social distancing”, culminated with most of the global economy being effectively shut down. First and foremost, our thoughts are with all those personally impacted by the virus, with either themselves or a loved one being afflicted, as well as those unemployed or furloughed as a result of business shutdowns. We applaud the heroic efforts of all of our health care workers, as well as those employed in other essential businesses, keeping our grocery shelves stocked, our public transportation running, and our waste collected.

The cost of closures and social distancing was considerable, as the global economy nearly ground to a halt. The Fed slashed rates near zero, and bought securities in a number of asset classes – treasuries, mortgage backed securities, asset backed securities, corporate credit, loans backed by the Small Business Administration – in order to stabilize markets and the economy.

While this recession was especially painful due to its quickness and severity, we are reminded that bear markets, like recessions, are necessary to the capitalist system, cleansing its excesses. Over the four decades plus history of our Firm, there have been five bear markets ranging in length from three to thirty months. We had been anticipating a correction for some time, though the trigger for and pace of the decline – one of the most rapid in history – took us by surprise. The market quickly bounced into technical “bull market” status from its lows.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com

We continue to emphasize the basics: does a company’s business model remain sound? Does it have a strong enough balance sheet to withstand the short term pain? Is management focused on shareholder value? The situation changes daily, but we believe the best way to participate in the return of health and prosperity is to own a portfolio of excellent businesses.

Among the better performing stocks for the fiscal year were: Navistar International Corp. (2.6% of net assets as of September 30, 2020), Lisle, Illinois based Navistar is a leading North American commercial vehicle manufacturer and one that, for the majority of its history, had been the only one without a global parent. Quidel Corporation (1.5%) develops, manufactures, and markets diagnostic testing solutions for applications in infectious diseases, cardiology, thyroid, women’s and general health, eye health, gastrointestinal diseases, and toxicology worldwide. Rollins, Inc., (1.3%) through its subsidiaries, provides pest and termite control services to residential and commercial customers. It offers protection against termite damage, rodents, and insects to homes and businesses, including hotels, food service establishments, food manufacturers, retailers, and transportation companies.

Our weaker performing stocks during the year were: Ryman Hospitality Properties, Inc. (0.8%), a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and country music entertainment experiences. Kaman Corporation (1.7%), which together with its subsidiaries, operates in the aerospace, medical, and industrial markets. Crane Co. (1.1%), which manufactures and sells engineered industrial products in the United States, Canada, the United Kingdom, Continental Europe, and internationally.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2020 (a)(b) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/22/91)
Class AAA (GABSX)	(2.08)%	6.57%	8.75%	7.64%	11.34%
Russell 2000 Index.	0.39	8.00	9.85	7.30	9.05
S&P SmallCap 600 Index	(8.29)	7.20	10.57	7.50	N/A (e)
Lipper Small-Cap Core Funds Average	(7.81)	6.30	8.72	6.48	N/A (f)
Class A (GCASX)	(2.08)	6.57	8.75	7.63	11.34
With sales charge (c)	(7.71)	5.31	8.11	7.21	11.11
Class C (GCCSX)	(2.80)	5.78	7.94	6.84	10.86
With contingent deferred sales charge (d)	(3.77)	5.78	7.94	6.84	10.86
Class I (GACIX)	(1.83)	6.84	9.02	7.87	11.47

In the current prospectuses dated January 28, 2020, the expense ratios for Class AAA, A, C, and I Shares are 1.40%, 1.40%, 2.15%, and 1.15%, respectively. See page 12 for the expense ratios for the fiscal year ended September 30, 2020. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index and the S&P SmallCap 600 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small-Cap Core Funds Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year end is September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase. (e) S&P SmallCap 600 Index inception date as of December 31, 1994.
(f)	Lipper Small-Cap Core Funds Average inception date as of December 31, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND S&P SMALL CAP 600 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Small Cap Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2020 through September 30, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2020.

	Beginning Account Value 04/01/20	Ending Account Value 09/30/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,303.40	1.39%	$8.00
Class A	$1,000.00	$1,303.40	1.39%	$8.00
Class C	$1,000.00	$1,298.80	2.14%	$12.30
Class I	$1,000.00	$1,305.10	1.14%	$6.57
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.05	1.39%	$7.01
Class A	$1,000.00	$1,018.05	1.39%	$7.01
Class C	$1,000.00	$1,014.30	2.14%	$10.78
Class I	$1,000.00	$1,019.30	1.14%	$5.76
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2020:

The Gabelli Small Cap Growth Fund

Equipment and Supplies	14.7%
Food and Beverage	9.6%
Diversified Industrial	9.0%
Health Care	6.4%
Building and Construction	6.2%
Retail	4.8%
Hotels and Gaming	3.6%
Financial Services	3.6%
Specialty Chemicals	3.5%
Automotive: Parts and Accessories	3.5%
Aviation: Parts and Services	3.1%
Business Services	3.0%
Automotive	2.6%
Consumer Products	2.6%
Machinery	2.4%
Real Estate	2.3%
Computer Software and Services	2.2%
Energy and Utilities	2.2%
Aerospace	2.1%
Electronics	1.8%
Transportation	1.8%

Consumer Services	1.6%
Broadcasting	1.6%
Entertainment	1.3%
Manufactured Housing and Recreational Vehicles	1.2%
Telecommunications	1.0%
Publishing	0.8%
Cable	0.7%
Environmental Services	0.5%
Miscellaneous Investments	0.5%
Home Furnishings	0.3%
Closed-End Funds	0.2%
Wireless Communications	0.1%
Metals and Mining	0.1%
Communications Equipment	0.1%
Agriculture	0.0%*
Other Assets and Liabilities (Net)	(1.0)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS* — 100.0%
	Aerospace — 2.1%
853,000	Aerojet Rocketdyne Holdings Inc.†	$4,102,921	$34,026,170
60,000	Various Securities	794,550	1,099,200

		4,897,471	35,125,370

	Agriculture — 0.0%
25,800	Various Securities	351,263	316,500

	Automotive — 2.6%
979,000	Navistar International Corp.†	24,284,197	42,625,660
1,500	Various Securities	55,714	127,920

		24,339,911	42,753,580

	Automotive: Parts and Accessories — 3.2%
1,135,000	Dana Inc.	9,544,908	13,983,200
880,000	Freni Brembo SpA†	1,632,589	8,800,929
247,400	Strattec Security Corp.(a)	4,786,696	4,923,260
1,255,422	Various Securities	8,121,407	24,866,788

		24,085,600	52,574,177

	Aviation: Parts and Services — 3.1%
696,000	Kaman Corp.	10,704,490	27,123,120
4,070,000	Signature Aviation plc	9,884,377	12,546,427
242,100	Various Securities	3,173,630	11,854,364

		23,762,497	51,523,911

	Broadcasting — 1.6%
2,258,602	Various Securities	11,555,907	25,994,188

	Building and Construction — 6.2%
464,000	Herc Holdings Inc.†	15,667,050	18,379,040
400,000	Lennar Corp., Cl. B	9,784,772	26,264,000
2,700	NVR Inc.†	1,908,453	11,024,424
1,008,800	Various Securities	12,638,406	45,796,898

		39,998,681	101,464,362

	Business Services — 3.0%
225,000	IAA Inc.†	1,845,352	11,715,750
1,739,000	Trans-Lux Corp.†(a)	1,714,044	347,800
2,288,600	Various Securities	14,375,000	37,611,339

		17,934,396	49,674,889

	Cable — 0.7%
601,000	Various Securities	9,582,976	12,156,410

	Communications Equipment — 0.1%
248,000	Various Securities	1,684,302	949,840

	Computer Software and Services — 2.2%
39,000	Rockwell Automation Inc.	918,657	8,606,520
42,000	Tyler Technologies Inc.†	86,100	14,639,520
997,000	Various Securities	7,733,624	12,689,170

		8,738,381	35,935,210

	Consumer Products — 2.6%
111,000	Swedish Match AB	2,143,578	9,082,421

Shares		Cost	Market Value
1,179,900	Various Securities	$13,359,245	$33,245,921

		15,502,823	42,328,342

	Consumer Services — 1.6%
394,000	Rollins Inc.	578,623	21,350,860
323,750	Various Securities	1,468,383	4,690,352

		2,047,006	26,041,212

	Diversified Industrial — 9.0%
364,000	Crane Co.	7,932,157	18,247,320
1,410,000	Griffon Corp.	16,076,530	27,551,400
952,000	Myers Industries Inc.	13,237,132	12,594,960
370,000	Textron Inc.	2,276,853	13,353,300
2,821,596	Various Securities	48,131,173	76,162,038

		87,653,845	147,909,018

	Electronics — 1.8%
161,000	Badger Meter Inc.	2,143,613	10,524,570
216,000	Bel Fuse Inc., Cl. A(a)	4,115,394	2,408,400
500,000	CTS Corp.	4,412,357	11,015,000
277,000	Various Securities	2,239,423	5,007,348

		12,910,787	28,955,318

	Energy and Utilities — 2.2%
2,658,500	Various Securities	14,612,885	35,655,292

	Entertainment — 1.3%
703,500	Various Securities	8,634,548	20,544,624

	Environmental Services — 0.5%
92,000	Various Securities	831,067	8,588,200

	Equipment and Supplies — 14.7%
439,500	AMETEK Inc.	747,849	43,686,300
141,000	Crown Holdings Inc.†	569,461	10,837,260
205,500	Franklin Electric Co. Inc.	804,756	12,089,565
500,000	Graco Inc.	3,336,420	30,675,000
51,000	IDEX Corp.	186,874	9,302,910
715,000	Mueller Industries Inc.	19,007,547	19,347,900
175,000	Tennant Co.	2,986,539	10,563,000
786,000	The Gorman-Rupp Co.	12,468,177	23,155,560
2,557,300	Various Securities	24,482,813	81,138,470

		64,590,436	240,795,965

	Financial Services — 3.6%
131,000	Calamos Asset Management Inc., Escrow†(b)	0	0
738,000	KKR & Co. Inc.	3,183,446	25,342,920
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	2,100
3,190,670	Various Securities	34,128,758	33,662,985

		37,313,577	59,008,005

	Food and Beverage — 9.6%
204,500	Chr. Hansen Holding A/S	8,521,649	22,730,452
415,000	Flowers Foods Inc.	986,370	10,096,950
128,000	ITO EN Ltd.	2,461,981	9,114,683

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS* (Continued)
	Food and Beverage (Continued)
660,000	Kikkoman Corp.	$5,955,162	$36,421,562
700,000	Maple Leaf Foods Inc.	12,211,478	14,272,840
5,872,001	Various Securities	28,283,550	65,443,969

		58,420,190	158,080,456

	Health Care — 6.4%
40,500	Masimo Corp.†	977,000	9,560,430
111,000	Quidel Corp.†	514,839	24,351,180
1,642,700	Various Securities	26,432,632	71,686,934

		27,924,471	105,598,544

	Home Furnishings — 0.3%
281,000	Various Securities	3,526,109	5,279,240

	Hotels and Gaming — 3.6%
136,800	Churchill Downs Inc.	1,308,844	22,410,576
342,000	Ryman Hospitality Properties Inc., REIT	7,089,047	12,585,600
8,132,294	Various Securities	17,128,798	24,171,187

		25,526,689	59,167,363

	Machinery — 2.4%
353,000	Astec Industries Inc.	12,385,722	19,150,250
1,427,000	CNH Industrial NV†	4,242,733	11,159,140
498,300	Various Securities	7,329,089	8,813,966

		23,957,544	39,123,356

	Manufactured Housing and Recreational Vehicles — 1.2%
71,500	Cavco Industries Inc.†	1,435,393	12,892,165
209,000	Various Securities	1,887,271	6,675,630

		3,322,664	19,567,795

	Metals and Mining — 0.1%
160,000	Various Securities	571,901	1,018,337

	Publishing — 0.8%
980,000	The E.W. Scripps Co., Cl. A	6,690,668	11,211,200
71,200	Various Securities	1,579,103	1,918,022

		8,269,771	13,129,222

	Real Estate — 2.3%
259,000	Griffin Industrial Realty Inc.(a)	4,769,035	13,843,550
558,000	The St. Joe Co.†	9,085,399	11,511,540
456,567	Various Securities	6,505,504	12,062,605

		20,359,938	37,417,695

	Retail — 4.8%
101,000	Copart Inc.†	856,018	10,621,160
550,000	Ingles Markets Inc., Cl. A	8,345,405	20,922,000
238,000	Rush Enterprises Inc., Cl. B	2,569,325	10,543,400
933,175	Various Securities	12,757,605	36,114,269

		24,528,353	78,200,829

Shares		Cost	Market Value
	Specialty Chemicals — 3.5%
1,800,000	Ferro Corp.†	$8,911,421	$22,320,000
285,000	H.B. Fuller Co.	3,612,486	13,047,300
619,200	Various Securities	7,305,901	22,428,712

		19,829,808	57,796,012

	Telecommunications — 1.0%
1,451,000	Various Securities	7,197,191	16,225,943

	Transportation — 1.8%
440,000	GATX Corp.	12,935,300	28,050,000
98,600	Various Securities	779,328	736,622

		13,714,628	28,786,622

	Wireless Communications — 0.1%
53,500	Various Securities	2,067,534	1,579,855

	TOTAL COMMON STOCKS	650,245,150	1,639,265,682

	CLOSED-END FUNDS* — 0.2%
278,266	Various Securities	3,815,933	3,962,079

	PREFERRED STOCKS* — 0.3%
	Automotive: Parts and Accessories — 0.3%
115,000	Various Securities	788,352	3,969,469

	RIGHTS* — 0.0%
	Entertainment — 0.0%
1,680,000	Media General Inc., CVR†(b)	2	2

	WARRANTS* — 0.0%
	Business Services — 0.0%
1	Various Securities	0	652

	Diversified Industrial — 0.0%
140,000	Various Securities	95,648	51,800

	TOTAL WARRANTS	95,648	52,452

	TOTAL MISCELLANEOUS INVESTMENTS — 0.5%(c)	2,273,446	7,255,027

	TOTAL INVESTMENTS — 101.0%	$657,218,531	1,654,504,711

	Other Assets and Liabilities (Net) — (1.0)%		(15,619,202)

	NET ASSETS — 100.0%		$1,638,885,509

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2020

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, and affiliated or Level 3 securities, if any.

*

“Various Securities” consist of issuers not identified as a top 50 holding, issues or issuers not exceeding 1% of net assets individually or in the aggregate, any issuers that are not affiliated or level 3 securities, if any, as of September 30, 2020. The complete Schedule of Investments is available (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); and (ii) on the SEC’S website at http://www.sec.gov.

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security is valued under procedures adopted by the Board of Trustees and is classified as Level 3 in the fair value hierarchy.
(c)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.

REIT Real Estate Investment Trust

CVR Contingent Value Right

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2020

Assets:
Investments, at value (cost $641,833,362)	$1,632,981,701
Investments in affiliates, at value (cost $15,385,169)	21,523,010
Foreign currency, at value (cost $116,084)	116,991
Cash	530
Receivable for Fund shares sold	465,344
Dividends and interest receivable	1,518,193
Prepaid expenses	31,102
Total Assets	1,656,636,871
Liabilities:
Line of credit payable	13,504,000
Payable for Fund shares redeemed	1,824,625
Payable for investment advisory fees	1,358,339
Payable for distribution fees	271,137
Payable for accounting fees	3,750
Other accrued expenses	789,511
Total Liabilities	17,751,362
Net Assets (applicable to 37,822,946 shares outstanding)	$1,638,885,509
Net Assets Consist of:
Paid-in capital	$ 342,657,825
Total distributable earnings	1,296,227,684
Net Assets	$1,638,885,509
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($884,340,668 ÷ 20,425,014 shares outstanding; 150,000,000 shares authorized) .	$43.30
Class A:
Net Asset Value and redemption price per share ($110,975,294 ÷ 2,565,244 shares outstanding; 50,000,000 shares authorized)	$43.26
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$45.90
Class C:
Net Asset Value and offering price per share ($75,504,438 ÷ 2,100,326 shares outstanding; 50,000,000 shares authorized)	$35.95	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($568,065,109 ÷ 12,732,362 shares outstanding; 50,000,000 shares authorized)	$44.62

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2020

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $270,986)	$28,314,007
Dividends - affiliated	242,333
Interest	6,229

Total Investment Income	28,562,569

Expenses:
Investment advisory fees	19,066,320
Distribution fees - Class AAA	2,512,364
Distribution fees - Class A	334,740
Distribution fees - Class C	999,847
Shareholder services fees	1,708,419
Interest expense	419,394
Shareholder communication expenses	359,998
Custodian fees	228,977
Directors’ fees	139,825
Registration expenses	83,681
Legal and audit fees	52,140
Accounting fees	45,000
Miscellaneous expenses	139,028

Total Expenses	26,089,733

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(106,756)
Expenses paid indirectly by broker (See Note 6)	(22,695)

Total Reductions	(129,451)

Net Expenses	25,960,282

Net Investment Income	2,602,287

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	424,662,390
Net realized loss on investments - affiliated	(3,389,906)
Net realized loss on foreign currency transactions	(63,824)

Net realized gain on investments and foreign currency transactions	421,208,660

Net change in unrealized appreciation/depreciation:
on investments	(507,444,641)
on affiliates	6,040,722
on foreign currency translations	23,165

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(501,380,754)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(80,172,094)

Net Decrease in Net Assets Resulting from Operations	$(77,569,807)

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net investment income	$2,602,287	$3,760,794
Net realized gain on investments and foreign currency transactions	421,208,660	501,746,696
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(501,380,754)	(750,427,887)

Net Decrease in Net Assets Resulting from Operations	(77,569,807)	(244,920,397)

Distributions to Shareholders:
Class AAA	(225,788,690)	(62,112,538)
Class A	(32,301,744)	(7,573,003)
Class C	(27,339,966)	(8,527,032)
Class I	(154,155,709)	(61,933,596)

Total Distributions to Shareholders	(439,586,109)	(140,146,169)

Capital Share Transactions:
Class AAA	(95,842,744)	(296,298,972)
Class A	(23,192,192)	(18,442,606)
Class C	(33,587,375)	(50,785,008)
Class I	(137,549,435)	(564,742,691)

Net Decrease in Net Assets from Capital Share Transactions	(290,171,746)	(930,269,277)

Redemption Fees	5,069	1,663

Net Decrease in Net Assets	(807,322,593)	(1,315,334,180)
Net Assets:
Beginning of year	2,446,208,102	3,761,542,282

End of year	$1,638,885,509	$2,446,208,102

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000s)	Net Investment Income (Loss) (a)	Operating Expenses (d)(e)	Portfolio Turnover Rate
Class AAA
2020	$53.92	$0.04	$(0.63)	$(0.59)	$(0.07)	$(9.96)	$(10.03)	$0.00	$43.30	(2.08)%	$884,341	0.08%	1.41%(f)	0%(g)
2019	59.61	0.03	(3.50)	(3.47)	(0.09)	(2.13)	(2.22)	0.00	53.92	(5.72)	1,243,608	0.06	1.39(f)	1
2018	58.63	0.09	4.01	4.10	—	(3.12)	(3.12)	0.00	59.61	7.21	1,711,850	0.16	1.36	3
2017	50.13	0.02	10.47	10.49	—	(1.99)	(1.99)	0.00	58.63	21.56	1,882,823	0.04	1.38	4
2016	45.47	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.13	14.26	1,779,333	0.05	1.39(h)	4
Class A
2020	$53.89	$0.05	$(0.64)	$(0.59)	$(0.08)	$(9.96)	$(10.04)	$0.00	$43.26	(2.08)%	$110,975	0.11%	1.41%(f)	0%(g)
2019	59.58	0.03	(3.50)	(3.47)	(0.09)	(2.13)	(2.22)	0.00	53.89	(5.73)	170,189	0.06	1.39(f)	1
2018	58.60	0.09	4.01	4.10	—	(3.12)	(3.12)	0.00	59.58	7.21	208,947	0.16	1.36	3
2017	50.11	0.01	10.47	10.48	—	(1.99)	(1.99)	0.00	58.60	21.55	229,282	0.02	1.38	4
2016	45.45	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.11	14.26	270,163	0.05	1.39(h)	4
Class C
2020	$46.63	$(0.24)	$(0.48)	$(0.72)	—	$(9.96)	$(9.96)	$0.00	$35.95	(2.80)%	$75,505	(0.65)%	2.16%(f)	0%(g)
2019	52.16	(0.32)	(3.08)	(3.40)	—	(2.13)	(2.13)	0.00	46.63	(6.44)	141,522	(0.69)	2.14(f)	1
2018	52.05	(0.30)	3.53	3.23	—	(3.12)	(3.12)	0.00	52.16	6.41	215,939	(0.59)	2.11	3
2017	45.04	(0.34)	9.34	9.00	—	(1.99)	(1.99)	0.00	52.05	20.65	233,786	(0.71)	2.13	4
2016	41.31	(0.30)	5.75	5.45	—	(1.72)	(1.72)	0.00	45.04	13.41	227,464	(0.70)	2.14(h)	4
Class I
2020	$55.29	$0.15	$(0.64)	$(0.49)	$(0.22)	$(9.96)	$(10.18)	$0.00	$44.62	(1.83)%	$568,065	0.34%	1.16%(f)	0%(g)
2019	61.09	0.17	(3.59)	(3.42)	(0.25)	(2.13)	(2.38)	0.00	55.29	(5.50)	890,889	0.32	1.14(f)	1
2018	59.86	0.25	4.10	4.35	—	(3.12)	(3.12)	0.00	61.09	7.49	1,624,806	0.43	1.11	3
2017	51.09	0.16	10.67	10.83	(0.07)	(1.99)	(2.06)	0.00	59.86	21.84	1,404,639	0.30	1.13	4
2016	46.19	0.13	6.49	6.62	—	(1.72)	(1.72)	0.00	51.09	14.56	1,138,299	0.29	1.14(h)	4

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity throughout the period, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2020, 2019, 2018, 2017, and 2016, there was no impact on the expense ratios.

(e)

Ratio of operating expenses includes advisory fee reduction on unsupervised assets totaling 0.01% of net assets for the fiscal year ended September 30, 2020. For the years ended September 30, 2019, 2018, 2017, and 2016, there was no impact on the expense ratios.

(f)

The Fund incurred interest expense during the fiscal years ended September 30, 2020 and 2019. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.39% and 1.38% (Class AAA and Class A), 2.14% and 2.13% (Class C), and 1.14% and 1.13% (Class I). For the years ended September 30, 2018, 2017, and 2016, the effect of interest expense was minimal.

(g)	Amount represents less than 0.5%.
(h)

During the year ended September 30, 2016, the Fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.38% (Class AAA and Class A), 2.13% (Class C), and 1.13% (Class I).

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation), which was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the Adviser) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$52,573,682	$495	—	$52,574,177
Aviation: Parts and Services	51,347,986	175,925	—	51,523,911
Business Services	50,421,346	347,800	—	50,769,146
Consumer Services	25,888,837	152,375	—	26,041,212
Diversified Industrial	146,447,882	1,461,136	—	147,909,018

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/20
Equipment and Supplies	$238,957,861	$1,838,104	—	$240,795,965
Financial Services	58,661,715	344,190	$2,100	59,008,005
Publishing	12,970,522	158,700	—	13,129,222
Real Estate	36,300,248	1,117,447	—	37,417,695
Specialty Chemicals	57,794,872	1,140	—	57,796,012
Other Industries (a)	909,556,346	—	—	909,556,346
Total Common Stocks	1,640,921,297	5,597,312	2,100	1,646,520,709
Closed-End Funds	3,962,079	—	—	3,962,079
Preferred Stocks (a)	3,969,469	—	—	3,969,469
Rights (a)	—	—	2	2
Warrants (a)	51,800	652	—	52,452
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,648,904,645	$5,597,964	$2,102	$1,654,504,711

(a)	Please refer to the Summary Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers into or out of Level 3 during the fiscal year ended September 30, 2020.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2020, the Fund did not hold any restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata port on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and capital gains as determined under GAAP. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to sale adjustments of investments in Passive Foreign Investment Companies, redesignation of dividends paid, and basis adjustments on sale of Partnerships. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2020, reclassifications were made to increase paid-in capital by $69,848,476 with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2020 and 2019 was as follows:

	Year Ended September 30, 2020*	Year Ended September 30, 2019*
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$5,852,594	$10,698,763
Net long term capital gains	503,827,323	211,098,097

Total distributions paid	$509,679,917	$221,796,860

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$321,272,807
Net unrealized appreciation on investments	974,954,877

Total	$1,296,227,684

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

At September 30, 2020, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments no longer considered passive foreign investment companies, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$679,562,673	$1,042,715,596	$(67,773,558)	$974,942,038

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2020, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the fiscal year ended September 30, 2020, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $106,756.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (Distributor), an affiliate of the Adviser, at annual rates

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2020, other than short term securities and U.S. Government obligations, aggregated $7,329,301 and $757,454,971, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2020, the Fund paid $331,048 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $19,492 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $22,695.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2020, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

During the fiscal year ended September 30, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These transactions complied with Rule 17a-7 under the Act and amounted to $1,031,544 and $2,828,009 in purchases and sales transactions, respectively.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2020, there was $13,504,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2020 was $12,599,214 with a weighted average interest rate of 2.48%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2020 was $57,245,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Amount	Shares	Amount

Class AAA
Shares sold	598,564	$24,465,838	884,200	$46,559,000
Shares issued upon reinvestment of distributions	4,774,548	218,340,063	1,153,577	60,515,890
Shares redeemed	(8,012,510)	(338,648,645)	(7,690,327)	(403,373,862)

Net decrease	(2,639,398)	$(95,842,744)	(5,652,550)	$(296,298,972)

Class A
Shares sold	645,315	$29,221,937	574,000	$30,547,164
Shares issued upon reinvestment of distributions	665,223	30,394,069	134,468	7,051,472
Shares redeemed	(1,903,125)	(82,808,198)	(1,057,440)	(56,041,242)

Net decrease	(592,587)	$(23,192,192)	(348,972)	$(18,442,606)

Class C
Shares sold	151,481	$5,540,011	178,656	$8,073,960
Shares issued upon reinvestment of distributions	670,396	25,615,826	176,834	8,074,235
Shares redeemed	(1,756,395)	(64,743,212)	(1,460,736)	(66,933,203)

Net decrease	(934,518)	$(33,587,375)	(1,105,246)	$(50,785,008)

Class I
Shares sold	2,748,459	$121,429,673	4,152,983	$223,183,312
Shares issued upon reinvestment of distributions	2,942,208	138,342,624	1,072,371	57,564,894
Shares redeemed	(9,070,988)	(397,321,732)	(15,710,533)	(845,490,897)

Net decrease	(3,380,321)	$(137,549,435)	(10,485,179)	$(564,742,691)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2020 is set forth below:

					Change in			Percent
	Value at			Realized	Unrealized	Value at		Owned of
	September 30,		Sales	Gain/	Appreciation/	September 30,		Shares
	2019	Purchases	Proceeds	(Loss)	(Depreciation)	2020	Dividends	Outstanding
Bel Fuse Inc., Cl. A	$3,523,470	—	$498,100	$(854,158)	$237,188	$2,408,400	$55,254	10.07%
Griffin Industrial Realty Inc.	9,948,858	—	124,907	21,421	3,998,178	13,843,550	131,079	5.05%
Katy Industries Inc.*	7,560	—	0	(2,604)	(4,956)	—	—	—
Strattec Security Corp.	3,996,000	$1,031,544	78,305	(183,327)	157,348	4,923,260	56,000	6.48%
Trans-Lux Corp.	1,660,756	—	594,682	(2,371,238)	1,652,964	347,800	—	12.93%

Total				$(3,389,906)	$6,040,722	$21,523,010	$242,333

*	Security was not held as of September 30, 2020.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2020

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 76	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 76	Since 2019	8	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 84	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 76	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 81	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 52	Since 2009	32	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Anthonie C. van Ekris[6] Director Age: 86	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2001	30	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of several funds which are part of the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Manager.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI SMALL CAP GROWTH FUND

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2020, the Fund paid to shareholders ordinary income distributions (inclusive of short term capital gains) totaling $0.0876, $0.0971, $0.0163, and $0.2336 per share for each of Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $503,827,323 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2020, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.06% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2020 which was derived from U.S. Treasury securities was 0.05%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2020. There were no U.S. Government securities held as of September 30, 2020. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q320AR

The Gabelli Focus Five Fund Annual Report — September 30, 2020
Daniel M. Miller
Portfolio Manager
To Our Shareholders,

For the fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class I Share of The Gabelli Focus Five Fund was (3.1)% compared with a total return of 5.9% for the Blended Index, the Fund’s benchmark. The Blended Index consists of 50% of the Russell 2500 Index, 25% of the Russell 1000 Index, and 25% of the MSCI AC World Ex-U.S. Index. Other classes of shares are available. See page 2 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2020.

Performance Discussion (Unaudited)

The Focus Five Fund seeks to provide a high level of capital appreciation. Under normal circumstances, the Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions.

As a Fund with a concentrated portfolio of holdings, stock selection is an important element of performance as the Fund is driven more by the results of the companies selected rather than the movement of the overall market.

Some of the better performing investments during the fiscal year were: PayPal Holdings Inc. (1.8% of net assets as of September 30, 2020) that operates as a technology platform and digital payments company enabling digital and mobile payments on behalf of consumers and merchants worldwide; NextEra Energy Partners LP (7.8%) that acquires, owns, and manages contracted clean energy projects in the United States. It owns a portfolio of contracted renewable generation assets consisting of wind and solar projects, as well as contracted natural gas pipeline assets; and Option Care Health Inc. (5.7%) that provides independent home and alternate site infusion services in the United States. The company offers immunoglobulin infusion therapy designed for the treatment of immune deficiencies; anti-infective therapy and services; infusion therapies for bleeding disorders, and other infusion therapies to treat various conditions, including heart failure, pain management, chemotherapy, and respiratory medications.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Investments that detracted from performance during the fiscal year and are no longer held included: Synchrony Financial that operates as a consumer financial services company in the United States. It delivers a range of specialized financing programs and consumer banking products to digital, retail, home, auto, travel, health, and pet industries; PGT Innovations Inc. that manufactures and supplies impact resistant residential windows and doors in the southeastern United States; and Internap Corp. that is a global provider of performance driven, full spectrum data center and cloud solutions.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2020 (a)(b) (Unaudited)

				Since		Since
				January 1,		Inception
	1 Year	3 Year	5 Year	2012(c)	10 Year	(12/31/02)
Class I (GWSIX)	(3.14)%	(4.66)%	1.42%	5.15%	5.32%	5.99%
Class AAA (GWSVX)	(3.48)	(4.93)	1.14	4.88	5.04	5.79
S&P MidCap 400 Index	(2.16)	2.90	8.11	10.69(d)	10.49	10.21
Russell 2500 Index	2.22	4.45	8.97	11.01(d)	10.81	10.34
Russell 1000 Index	16.01	12.38	14.09	14.28	13.76	10.30
MSCI AC World Ex-U.S. Index	3.45	1.65	6.74	6.02	4.48	7.74
Blended Index	5.92	5.68	9.66	10.53	9.91	9.68
Class A (GWSAX)	(3.37)	(4.90)	1.16	4.88	5.06	5.81
With sales charge (e)	(8.93)	(6.76)	(0.03)	4.18	4.44	5.45
Class C (GWSCX)	(4.14)	(5.61)	0.40	4.11	4.26	5.03
With contingent deferred sales charge (f)	(5.10)	(5.61)	0.40	4.11	4.26	5.03

In the current prospectuses dated January 28, 2020, the expense ratios for Class AAA, A, C, and I Shares are 1.64%, 1.64%, 2.39%, and 1.39%, respectively. See page 9 for the expense ratios for the fiscal year ended September 30, 2020. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. The S&P MidCap 400 Index is an index comprised of U.S. stocks in the middle capitalization range, which is generally considered to be between $200 million and $5 billion in market value. The Russell 2500 Index is a market capitalization weighted index of 2,500 U.S. traded stocks of small and mid capitalization stocks. The Russell 1000 Index is a market capitalization weighted index of 1,000 U.S. traded large capitalization stocks. The Morgan Stanley Capital International All Country World Index excluding the U.S. (MSCI ACWI Ex-U.S.) is a market capitalization weighted index of small, mid, and large capitalization stocks across developed and emerging markets, excluding U.S. stocks. The Blended Index consists of 50% Russell 2500 Index, 25% Russell 1000 Index, and 25% MSCI ACWI Ex-U.S. Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	On January 1, 2012, the Fund began operating under its current name.
(d)	S&P MidCap 400 Index performance and Russell 2500 Index performance are as of December 31, 2011.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND (CLASS AAA SHARES), THE BLENDED INDEX, AND

THE RUSSELL 2500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Focus Five Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2020 through September 30, 2020                      Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2020.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/20	09/30/20	Ratio	Period*
The Gabelli Focus Five Fund
Actual Fund Return
Class AAA	$1,000.00	$1,327.70	1.72%	$10.01
Class A	$1,000.00	$1,328.40	1.72%	$10.01
Class C	$1,000.00	$1,323.40	2.48%	$14.41
Class I	$1,000.00	$1,329.90	1.48%	$ 8.62
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.40	1.72%	$ 8.67
Class A	$1,000.00	$1,016.40	1.72%	$ 8.67
Class C	$1,000.00	$1,012.60	2.48%	$12.48
Class I	$1,000.00	$1,017.60	1.48%	$ 7.47
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2020:

The Gabelli Focus Five Fund

Food and Beverage	12.6%
Financial Services	11.1%
Energy and Utilities	9.9%
Real Estate	7.2%
Consumer Services	6.1%
Building and Construction	6.1%
U.S. Government Obligations	5.9%
Health Care	5.7%
Computer Software and Services	5.6%
Diversified Industrial	5.2%
Retail	5.0%

Cable and Satellite	4.6%
Entertainment	3.5%
Automotive: Parts and Accessories	3.1%
Business Services	3.1%
Telecommunications	3.0%
Aerospace and Defense	1.0%
Automotive	0.8%
Other Assets and Liabilities (Net)	0.5%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS — 91.8%
	Aerospace and Defense — 1.0%
7,500	Aerojet Rocketdyne Holdings Inc.†	$297,379	$299,175

	Automotive — 0.8%
20,000	Fiat Chrysler Automobiles NV†	238,106	244,400

	Automotive: Parts and Accessories — 3.1%
10,500	Aptiv plc	553,560	962,640

	Building and Construction — 6.1%
46,914	Herc Holdings Inc.†	1,192,583	1,858,264

	Business Services — 3.1%
35,000	Macquarie Infrastructure Corp.	1,244,442	941,150

	Cable and Satellite — 4.6%
16,000	EchoStar Corp., Cl. A†	462,409	398,240
30,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	853,038	1,005,300

		1,315,447	1,403,540

	Computer Software and Services — 5.6%
1,175	Alphabet Inc., Cl. C†	697,006	1,726,780

	Consumer Services — 6.1%
6,892	GCI Liberty Inc., Cl. A†	294,370	564,868
32,500	ServiceMaster Global Holdings Inc.†	1,069,694	1,296,100

		1,364,064	1,860,968

	Diversified Industrial — 5.2%
25,000	Colfax Corp.†	574,218	784,000
37,500	Ferro Corp.†	374,587	465,000
850	Roper Technologies Inc.	244,942	335,843

		1,193,747	1,584,843

	Energy and Utilities — 9.9%
25,000	Enterprise Products Partners LP	408,232	394,750
40,000	NextEra Energy Partners LP	1,942,209	2,398,400
4,000	Southwest Gas Holdings Inc.	248,136	252,400

		2,598,577	3,045,550

	Entertainment — 3.5%
203,600	Sirius XM Holdings Inc.	606,755	1,091,296

	Financial Services — 11.1%
35,000	Apollo Global Management Inc.	1,232,164	1,566,250
7,500	E*TRADE Financial Corp.	296,738	375,375
110,000	New York Community Bancorp Inc.	1,043,568	909,700
2,750	PayPal Holdings Inc.†	261,358	541,833

		2,833,828	3,393,158

			Market
Shares		Cost	Value
	Food and Beverage — 12.6%
69,000	Maple Leaf Foods Inc.	$1,112,279	$1,406,894
16,500	Mondelēz International Inc., Cl. A	675,416	947,925
17,500	Post Holdings Inc.†	582,636	1,505,000

		2,370,331	3,859,819

	Health Care — 5.7%
130,000	Option Care Health Inc.†	805,655	1,738,100

	Real Estate — 7.2%
7,500	Hannon Armstrong Sustainable Infrastructure Capital Inc., REIT	131,644	317,025
67,500	MGM Growth Properties LLC, Cl. A, REIT	1,403,168	1,888,650

		1,534,812	2,205,675

	Retail — 3.2%
7,500	PetIQ Inc.†	166,897	246,900
11,500	Shake Shack Inc., Cl. A†	576,597	741,520

		743,494	988,420

	Telecommunications — 3.0%
8,000	T-Mobile US Inc.†	598,537	914,880

	TOTAL COMMON STOCKS	20,188,323	28,118,658

	PREFERRED STOCKS — 1.8%
	Retail — 1.8%
5,500	Qurate Retail Inc. 8.000%, 03/15/31	521,382	541,750

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 5.9%
$1,810,000	U.S. Treasury Bills, 0.086% to 0.136%††, 10/01/20 to 12/24/20	1,809,775	1,809,803

	TOTAL INVESTMENTS — 99.5%	$22,519,480	30,470,211

	Other Assets and Liabilities (Net) — 0.5%		145,572

	NET ASSETS — 100.0%		$30,615,783

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

6

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2020

Statement of Operations

For the Year Ended September 30, 2020

Assets:
Investments, at value (cost $22,519,480)	$30,470,211
Foreign currency, at value (cost $6,999)	7,047
Cash	42,030
Receivable for investments sold	411,646
Receivable for Fund shares sold	100
Dividends receivable	38,104
Prepaid expenses	13,622
Total Assets	30,982,760
Liabilities:
Payable for investments purchased	256,916
Payable for Fund shares redeemed	23,342
Payable for investment advisory fees	25,402
Payable for distribution fees	8,899
Payable for legal and audit fees	21,800
Payable for shareholder communications expenses	19,810
Other accrued expenses	10,808
Total Liabilities	366,977
Net Assets
(applicable to 2,519,641 shares outstanding)	$30,615,783
Net Assets Consist of:
Paid-in capital	$30,446,452
Total distributable earnings	169,331
Net Assets	$30,615,783
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($8,713,111 ÷ 698,173 shares outstanding; 100,000,000 shares authorized)	$12.48
Class A:
Net Asset Value and redemption price per share ($6,643,863 ÷ 526,649 shares outstanding; 50,000,000 shares authorized)	$12.62
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.39
Class C:
Net Asset Value and offering price per share ($6,925,641 ÷ 650,796 shares outstanding; 50,000,000 shares authorized)	$10.64	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($8,333,168 ÷ 644,023 shares outstanding; 50,000,000 shares authorized)	$12.94

Investment Income:
Dividends (net of foreign withholding taxes of $5,110)	$510,482
Interest	48,900

Total Investment Income	559,382

Expenses:
Investment advisory fees	381,642
Distribution fees - Class AAA	25,727
Distribution fees - Class A	18,737
Distribution fees - Class C	94,963
Registration expenses	59,830
Legal and audit fees	30,465
Shareholder communications expenses	28,002
Shareholder services fees	27,104
Custodian fees	9,952
Directors’ fees	2,831
Interest expense	214
Miscellaneous expenses	15,417

Total Expenses	694,884

Net Investment Loss	(135,502)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized loss on investments	(1,904,070)
Net realized gain on written options	26,636
Net realized loss on foreign currency transactions	(542)

Net realized loss on investments, written options, and foreign currency transactions	(1,877,976)

Net change in unrealized appreciation/depreciation:
on investments	(78,200)
on foreign currency translations	60

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(78,140)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	(1,956,116)

Net Decrease in Net Assets Resulting from Operations	$(2,091,618)

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Operations:
Net investment loss	$(135,502)	$(436,046)
Net realized loss on investments, written options, and foreign currency transactions	(1,877,976)	(3,628,898)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(78,140)	(4,210,570)

Net Decrease in Net Assets Resulting from Operations	(2,091,618)	(8,275,514)

Distributions to Shareholders:
Class AAA	—	(11,940)
Class A	—	(10,608)
Class C	—	(20,011)
Class I	—	(22,594)

Total Distributions to Shareholders	—	(65,153)

Capital Share Transactions:
Class AAA	(2,854,458)	(3,143,551)
Class A	(2,048,935)	(4,783,404)
Class C	(6,433,896)	(8,686,557)
Class I	(6,519,450)	(16,188,041)

Net Decrease in Net Assets from Capital Share Transactions	(17,856,739)	(32,801,553)

Redemption Fees	137	—

Net Decrease in Net Assets.	(19,948,220)	(41,142,220)
Net Assets:
Beginning of year	50,564,003	91,706,223

End of year	$30,615,783	$50,564,003

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss)									Ratios to Average Net Assets/
		from Investment Operations			Distributions						Supplemental Data
			Net
	Net		Realized and						Net
	Asset	Net	Unrealized		Net				Asset		Net	Net
	Value,	Investment	Gain (Loss)	Total from	Realized				Value,		Assets	Investment			Portfolio
Year Ended	Beginning	Income	on	Investment	Gain on	Total	Redemption		End of	Total	End of Year	Income	Operating		Turnover
September 30	of Year	(Loss) (a)(b)	Investments	Operations	Investments	Distributions	Fees (b)		Year	Return †	(in 000’s)	(Loss) (a)	Expenses(c)		Rate
Class AAA
2020	$12.93	$(0.03)	$(0.42)	$(0.45)	—	—	$0.00	(d)	$12.48	(3.48)%	$8,713	(0.24)%	1.71%		59%
2019	13.84	(0.07)	(0.83)	(0.90)	$(0.01)	$(0.01)	—		12.93	(6.50)	12,189	(0.56)	1.64	(e)	67
2018	14.61	(0.09)	(0.61)	(0.70)	(0.07)	(0.07)	0.00	(d)	13.84	(4.78)	16,630	(0.63)	1.53		105
2017	13.70	(0.15)	1.21	1.06	(0.15)	(0.15)	0.00	(d)	14.61	7.88	22,542	(1.08)	1.43	(e)	77
2016	12.00	(0.14)	1.84	1.70	—	—	0.00	(d)	13.70	14.17	33,695	(1.11)	1.42	(e)	60
Class A
2020	$13.06	$(0.03)	$(0.41)	$(0.44)	—	—	$0.00	(d)	$12.62	(3.37)%	$6,644	(0.24)%	1.71%		59%
2019	13.98	(0.07)	(0.84)	(0.91)	$(0.01)	$(0.01)	—		13.06	(6.51)	9,013	(0.57)	1.64	(e)	67
2018	14.76	(0.09)	(0.62)	(0.71)	(0.07)	(0.07)	0.00	(d)	13.98	(4.80)	15,137	(0.65)	1.53		105
2017	13.84	(0.15)	1.22	1.07	(0.15)	(0.15)	0.00	(d)	14.76	7.87	29,391	(1.08)	1.43	(e)	77
2016	12.12	(0.14)	1.86	1.72	—	—	0.00	(d)	13.84	14.19	43,775	(1.10)	1.42	(e)	60
Class C
2020	$11.10	$(0.11)	$(0.35)	$(0.46)	—	—	$0.00	(d)	$10.64	(4.14)%	$6,926	(1.00)%	2.46%		59%
2019	11.97	(0.14)	(0.72)	(0.86)	$(0.01)	$(0.01)	—		11.10	(7.18)	13,807	(1.33)	2.39	(e)	67
2018	12.74	(0.17)	(0.53)	(0.70)	(0.07)	(0.07)	0.00	(d)	11.97	(5.48)	24,992	(1.38)	2.28		105
2017	12.06	(0.22)	1.05	0.83	(0.15)	(0.15)	0.00	(d)	12.74	7.04	37,147	(1.83)	2.18	(e)	77
2016	10.64	(0.21)	1.63	1.42	—	—	0.00	(d)	12.06	13.35	57,796	(1.85)	2.17	(e)	60
Class I
2020	$13.36	$0.00 (d)	$(0.42)	$(0.42)	—	—	$0.00	(d)	$12.94	(3.14)%	$8,333	0.01%	1.46%		59%
2019	14.27	(0.05)	(0.85)	(0.90)	$(0.01)	$(0.01)	—		13.36	(6.30)	15,555	(0.36)	1.39	(e)	67
2018	15.02	(0.06)	(0.62)	(0.68)	(0.07)	(0.07)	0.00	(d)	14.27	(4.50)	34,947	(0.39)	1.28		105
2017	14.05	(0.11)	1.23	1.12	(0.15)	(0.15)	0.00	(d)	15.02	8.11	71,138	(0.83)	1.18	(e)	77
2016	12.27	(0.11)	1.89	1.78	—	—	0.00	(d)	14.05	14.51	103,490	(0.85)	1.17	(e)	60

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)

The Fund incurred interest expense. For the fiscal year ended September 30, 2020, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.70% (Class AAA and Class A), 2.45% (Class C), and 1.45% (Class I). For the fiscal years ended September 30, 2019, 2018, 2017, and 2016, the effect of interest expense was minimal.

(d)	Amount represents less than $0.005 per share.
(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. If such credits had not been received the ratio of operating expenses to average net assets would have been 1.64% (Class AAA and Class A), 2.39% (Class C), and 1.40% (Class I) for the fiscal year ended September 30, 2019. For the fiscal years ended September 30, 2017 and 2016, there was no impact to the expense ratios.

See accompanying notes to financial statements.

9

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation), which was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

10

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund did not hold any Level 3 securities at the fiscal years ended September 30, 2019 and 2020. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 9/30/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$28,118,658	—	$28,118,658
Preferred Stocks (a)	541,750	—	541,750
U.S. Government Obligations	—	$1,809,803	1,809,803
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$28,660,408	$1,809,803	$30,470,211

(a)   Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

11

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts, if any, are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported, separately as Deposit at brokers, in the Statement of Assets and Liabilities.

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The Fund’s derivative contracts held at September 30, 2020, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2020, the Fund held no option positions. For the fiscal year ended September 30, 2020, the effect of option contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency within Net realized gain on written options.

The Fund’s volume of activity in equity options contracts during the fiscal year ended September 30, 2020 had an average monthly market value of approximately of $13,500.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to the earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2020, reclassifications were made to decrease paid-in capital by $320,667, with an offsetting adjustment to total distributable earnings.

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal year ended September 30, 2019 was as follows. There was no distribution during the fiscal year ended September 30, 2020.

Year Ended
September 30, 2019
Distributions paid from:
Net long term capital gains	$65,153

Total distributions paid	$65,153

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(5,318,864)
Net unrealized appreciation on investments.	7,932,303
Qualified late year loss deferral*	(2,444,108)

Total	$169,331

*

Under the current law, qualified late year ordinary losses realized after December 31 or post October capital losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the fiscal year ended September 30, 2020, the Fund elected to defer $71,075 of late year ordinary losses and $2,373,033 of post October capital losses.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $5,318,864.

At September 30, 2020, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2020:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$22,537,956	$8,584,697	$(652,442)	$7,932,255

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended September 30, 2020, the Fund did not incur income tax, interest, or penalties. As of September 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2020, other than short term securities and U.S. Government obligations, aggregated $20,384,722 and $33,040,802, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2020, the Fund paid $45 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $681 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the fiscal year ended September 30, 2020, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

16

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the fiscal years ended September 30, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	31,364	$432,781	36,551	$450,109
Shares issued upon reinvestment of distributions	—	—	1,846	22,967
Shares redeemed	(276,063)	(3,287,239)	(297,070)	(3,616,627)

Net decrease	(244,699)	$(2,854,458)	(258,673)	$(3,143,551)

Class A
Shares sold	135,152	$1,638,263	75,374	$959,065
Shares issued upon reinvestment of distributions	—	—	789	10,014
Shares redeemed	(298,561)	(3,687,198)	(468,679)	(5,752,483)

Net decrease	(163,409)	$(2,048,935)	(392,516)	$(4,783,404)

Class C
Shares sold	36,416	$397,493	45,255	$476,557
Shares issued upon reinvestment of distributions	—	—	1,718	18,647
Shares redeemed	(629,588)	(6,831,389)	(890,312)	(9,181,761)

Net decrease	(593,172)	$(6,433,896)	(843,339)	$(8,686,557)

Class I
Shares sold	75,874	$1,024,738	222,615	$2,821,913
Shares issued upon reinvestment of distributions	—	—	1,617	20,936
Shares redeemed	(595,926)	(7,544,188)	(1,509,657)	(19,030,890)

Net decrease	(520,052)	$(6,519,450)	(1,285,425)	$(16,188,041)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Focus Five Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Focus Five Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2020

18

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

		Number of Funds
Name, Position(s)	Term of Office	in Fund Complex
Address[1]	and Length of	Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 76	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 76	Since 2019	8	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 84	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 76	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 81	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 52	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthonie C. van Ekris[6] Director Age: 86	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2001	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc. (2000-2018); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005- 2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

19

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

20

THE GABELLI FOCUS FIVE FUND

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2020, the Fund did not pay any distribution to shareholders.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Portfolio Manager Biography

Daniel M. Miller has been the portfolio manager of the Gabelli Focus Five Fund since the inception of the current investment strategy of the Fund. He currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.,

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q320AR

The Gabelli Global Financial Services Fund Annual Report — September 30, 2020
Ian Lapey
Portfolio Manager
BA, Williams College
MS, Northeastern University
To Our Shareholders,	MBA, New York University

For the fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Financial Services Fund was (20.3)% compared with a total return of (14.1)% for the Morgan Stanley Capital International (MSCI) World Financials Index. Other classes of shares are available. See page 2 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2020.

Performance Discussion (Unaudited)

The goal of the Fund is to generate long term capital appreciation, and under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the securities of companies principally engaged in the group of industries comprising the financial services sector. The Fund considers a company to be engaged in financial services if it devotes a significant portion of its assets to or derives a significant portion of its revenues from providing financial services. The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (PMV). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics.

During the year ended September 30, 2020, the common stocks of most global financial services companies were negatively impacted by the decline in interest rates and the COVID-19 pandemic. The ten year US treasury rate fell to 0.8% from 1.7%, and the Federal Funds rate fell to a range of 0%-0.25% from 1.75%-2.0%. Although lower interest rates negatively impact the Net Interest Margin (NIM) generated by banks, there are several positive ramifications including higher asset values, lower funding costs, lower credit costs and boosts to interest rate sensitive industries like housing, auto and investment banking. The COVID-19 pandemic led to a 33% decline in second quarter 2020 US GDP and a sharp increase in US unemployment to a peak of 14.7% in April from 3.5% in February. This severe economic deterioration drove large increases in credit reserves for banks in the first two quarters of 2020. However, the capital positions for most banks have remained very strong, and demand for financial services has been robust. Most large banks should be able to avoid issuing dilutive equity capital. I believe these interest rate and pandemic headwinds have created attractive buying opportunities in the companies of many financial services companies, and I have made significant additional personal investments in the Fund. As of September 30, 2020, the Fund had 32 common stock positions and Net Assets of $13.5 million. I believe that the Fund’s aggregate valuation metrics are extremely attractive at about 70% of book value, 125% of tangible book value and 9 times expected 2021 earnings.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com

The top contributor for the year was Dutch life insurer NN Group (5.3% of the Fund’s net assets as of September 30, 2020). The company reported resilient results for the first half of 2020, despite the pandemic, and an interim dividend that equated to 6.8% of its market cap. Daimler AG (2.8%), a German car (Mercedes Benz) and truck manufacturer with a significant financial services business, benefitted from a recovery in the auto market as the pandemic has increased demand for cars, and supply shortages have resulted in record high used car prices. Other positive contributors included State Street Corp (3.7%), a leading asset manager and custodian, and Janus Henderson Group (4.3%), a global asset management company. State Street reported a 33% increase in earnings through the first six months of 2020 as its fee-based business model with minimal credit risk has operated well during the pandemic. Janus Henderson’s investment teams have performed well, and the company has generated healthy cash flow and significant returns to shareholders in share repurchases and dividends.

The common stocks of Citigroup (4.0%), NatWest Group (2.4%), Standard Chartered (2.6%) and other banks fell sharply owing to the negative impact of pandemic related credit provisions and low interest rates on 2020 earnings. So far actual credit losses have been minimal as the companies have benefited from prudent underwriting in recent years. Their capital positions were robust heading in to 2020, and healthy earnings from capital markets and investment banking have contributed to continued financial strength despite booking large credit reserves. The largest individual detractor was Assured Guaranty, a leading municipal bond insurer. Despite a strong capital position and long term history of prudent underwriting, its stock fell sharply owing primarily to the pandemic’s pressure on the creditworthiness of many municipalities. The position was eliminated so that the Fund could add to positions with similarly depressed valuations but less long term investment risk, including all the common stocks mentioned above.

We appreciate your confidence and trust.

Comparative Results

Total Returns through September 30, 2020 (a)(b) (Unaudited)

		Since
		Inception
	1 Year	(10/1/18)
Class AAA (GAFSX)	(20.33)%	(14.75)%
MSCI World Financials Index	(14.10)	(7.21)
Class A (GGFSX)	(20.24)	(14.69)
With sales charge (c)	(24.83)	(17.18)
Class C (GCFSX)	(20.97)	(15.39)
With contingent deferred sales charge (d)	(21.76)	(15.39)
Class I (GFSIX)	(20.17)	(14.55)

In the current prospectuses dated January 28, 2020 and supplemented July 31, 2020, the gross expense ratios for Class AAA, A, C, and I Shares are 2.32%, 2.32%, 3.08%, and 2.07%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 1.25%, 2.00%, and 1.00%, respectively. See page 9 for the expense ratios for the fiscal year ended September 30, 2020. The contractual reimbursements are in effect through January 31, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The MSCI World Financials Index captures large and mid cap securities in the Financials sector across 23 Developed Markets countries. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL FINANCIAL SERVICES FUND (CLASS AAA SHARES),

AND MSCI WORLD FINANCIALS INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Global Financial Services Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from April 1, 2020 through September 30, 2020 Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2020.

	Beginning Account Value 04/01/20	Ending Account Value 09/30/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Financial Services Fund
Actual Fund Return
Class AAA	$1,000.00	$1,178.00	1.25%	$6.81
Class A	$1,000.00	$1,180.00	1.25%	$6.81
Class C	$1,000.00	$1,175.60	2.00%	$10.88
Class I	$1,000.00	$1,180.00	1.00%	$5.45
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.75	1.25%	$6.31
Class A	$1,000.00	$1,018.75	1.25%	$6.31
Class C	$1,000.00	$1,015.00	2.00%	$10.08
Class I	$1,000.00	$1,020.00	1.00%	$5.05
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2020:

The Gabelli Global Financial Services Fund

Banks	19.1%
Investment Management	17.8%
Diversified Banks	15.9%
Institutional Brokerage	10.9%
Life Insurance	9.2%
Institutional Trust, Fiduciary, and Custody	8.1%

Consumer Finance	6.5%
Homebuilders	6.2%
Automobiles	5.6%
U.S. Government Obligations	0.8%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Global Financial Services Fund

Schedule of Investments — September 30, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS — 99.3%
	Automobiles — 5.6%
7,000	Daimler AG	$378,427	$377,818
2,900	Toyota Motor Corp., ADR	346,541	384,076

		724,968	761,894

	Banks — 19.1%
27,150	CIT Group Inc.	722,988	480,827
120,200	Commerzbank AG†	899,607	590,916
118,000	Dah Sing Financial Holdings Ltd.	604,591	283,503
21,000	ING Groep NV†	163,478	149,133
23,800	Japan Post Bank Co. Ltd.	266,114	185,273
16,700	Shinhan Financial Group Co. Ltd., ADR	581,005	383,599
28,100	Shinsei Bank Ltd.	415,367	344,772
6,000	Webster Financial Corp.	164,458	158,460

		3,817,608	2,576,483

	Consumer Finance — 6.5%
21,600	Ally Financial Inc.	535,229	541,512
4,700	Capital One Financial Corp.	376,974	337,742

		912,203	879,254

	Diversified Banks — 15.9%
272,500	Barclays plc†	568,208	343,218
12,550	Citigroup Inc.	765,944	541,031
44,900	Credit Agricole SA†	536,982	393,351
236,500	Natwest Group plc†	610,981	323,632
14,810	Societe Generale SA†	452,849	196,527
76,100	Standard Chartered plc†	545,847	349,676

		3,480,811	2,147,435

	Homebuilders — 6.2%
2,990	Cavco Industries Inc.†	410,620	539,127
21,309	Legacy Housing Corp.†	249,938	291,507

		660,558	830,634

	Institutional Brokerage — 10.9%
48,100	Credit Suisse Group AG, ADR	536,699	479,557
88,800	Daiwa Securities Group Inc.	485,177	371,063
34,610	Jefferies Financial Group Inc.	697,216	622,980

		1,719,092	1,473,600

			Market
Shares		Cost	Value
	Institutional Trust, Fiduciary, and Custody — 8.1%
8,450	State Street Corp.	$444,650	$501,339
17,150	The Bank of New York Mellon Corp.	819,232	588,931

		1,263,882	1,090,270

	Investment Management — 17.8%
4,550	Diamond Hill Investment Group Inc.	684,251	574,756
25,250	Franklin Resources Inc.	702,363	513,837
26,600	Janus Henderson Group plc	555,654	577,752
39,800	Waddell & Reed Financial Inc., Cl. A	575,657	591,030
13,204	Westwood Holdings Group Inc.	157,029	147,092

		2,674,954	2,404,467

	Life Insurance — 9.2%
203,117	Aegon NV	932,286	528,684
19,029	NN Group NV	764,717	715,057

		1,697,003	1,243,741

	TOTAL COMMON STOCKS	16,951,079	13,407,778

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.8%
$105,000	U.S. Treasury Bill, 0.091%††, 12/24/20	104,978	104,978

	TOTAL INVESTMENTS — 100.1%	$17,056,057	13,512,756

	Other Assets and Liabilities (Net) — (0.1)%		(11,583)

	NET ASSETS — 100.0%		$13,501,173

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

6

The Gabelli Global Financial Services Fund

Statement of Assets and Liabilities

September 30, 2020

Assets:
Investments, at value (cost $17,056,057)	$13,512,756
Receivable for investments sold	75,906
Receivable from Adviser	23,539
Dividends and interest receivable	30,011
Prepaid expenses	31,578
Total Assets	13,673,790
Liabilities:
Foreign currency overdraft, at value (cost $10)	10
Payable to custodian	13,847
Payable for investments purchased	85,774
Payable for investment advisory fees	11,275
Payable for distribution fees	19
Payable for legal and audit fees	21,800
Payable for shareholder communications expenses	27,262
Other accrued expenses.	12,630
Total Liabilities	172,617
Net Assets
(applicable to 1,905,883 shares outstanding)	$13,501,173
Net Assets Consist of:
Paid-in capital	$18,036,551
Total accumulated loss	(4,535,378)
Net Assets	$13,501,173
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($47,664 ÷ 6,730 shares outstanding; 120,000,000 shares authorized)	$7.08
Class A:
Net Asset Value and redemption price per share ($7,775 ÷ 1,098 shares outstanding; 60,000,000 shares authorized)	$7.08
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$7.51
Class C:
Net Asset Value and offering price per share ($716 ÷ 101.87 shares outstanding; 20,000,000 shares authorized)	$7.03	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($13,445,018 ÷ 1,897,953 shares outstanding; 150,000,000 shares authorized)	$7.08

Statement of Operations

For the Year Ended September 30, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $9,292)	$390,500
Interest	3,868

Total Investment Income	394,368

Expenses:
Investment advisory fees	139,049
Distribution fees - Class AAA	180
Distribution fees - Class A	73
Distribution fees - Class C	8
Registration expenses	58,744
Shareholder communication expenses	39,201
Legal and audit fees	28,410
Custodian fees	21,934
Shareholder services fees	11,966
Directors’ fees	1,001
Interest expense	7
Miscellaneous expenses	13,587

Total Expenses	314,160

Less:
Expense reimbursements (See Note 3)	(174,126)
Expenses paid indirectly by broker (See Note 6)	(717)

Total Reductions	(174,843)

Net Expenses	139,317

Net Investment Income	255,051

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(1,018,824)
Net realized loss on foreign currency transactions	(229)

Net realized loss on investments and foreign currency transactions	(1,019,053)

Net change in unrealized appreciation/depreciation:
on investments	(2,604,052)
on foreign currency translations	780

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,603,272)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(3,622,325)

Net Decrease in Net Assets Resulting from Operations	$(3,367,274)

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

7

The Gabelli Global Financial Services Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019(a)
Operations:
Net investment income	$255,051	$356,018
Net realized loss on investments and foreign currency transactions	(1,019,053)	(160,556)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,603,272)	(939,477)

Net Decrease in Net Assets Resulting from Operations	(3,367,274)	(744,015)

Distributions to Shareholders:
Class AAA	(1,646)	(310)
Class A	(264)	(3)
Class C	(17)	(1)
Class I	(377,283)	(44,565)

Total Distributions to Shareholders	(379,210)	(44,879)

Capital Share Transactions:
Class AAA	(63,425)	139,202
Class A	(8,303)	10,263
Class C	17	1,001
Class I	4,081,055	13,876,238

Net Increase in Net Assets from Capital Share Transactions	4,009,344	14,026,704

Redemption Fees	503	—

Net Increase in Net Assets	263,363	13,237,810
Net Assets:
Beginning of period	13,237,810	—

End of year	$13,501,173	$13,237,810

(a)	The Fund commenced investment operations on October 1, 2018.

See accompanying notes to financial statements.

8

The Gabelli Global Financial Services Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the year:

		Income (Loss)								Ratios to Average Net Assets/
		from Investment Operations			Distributions					Supplemental Data
		Net Realized
			and					Net
	Net Asset		Unrealized					Asset		Net		Operating	Operating
	Value,	Net	Gain/(Loss)	Total from	Net			Value,		Assets	Net	Expenses	Expenses		Portfolio
Year Ended	Beginning	Investment	on	Investment	Investment	Total	Redemption	End of	Total	End of Period	Investment	Before	Net of		Turnover
September 30	of Period	Income(a)	Investments	Operations	Income	Distributions	Fees(a)	Period	Return †	(in 000’s)	Income	Reimbursement	Reimbursement(b)		Rate
Class AAA
2020	$ 9.09	$0.11	$(1.90)	$(1.79)	$(0.22)	$(0.22)	$0.00(c)	$7.08	(20.33)%	$ 47	1.34%	2.51%	1.25	%(d)	18%
2019(e)	10.00	0.27	(1.15)	(0.88)	(0.03)	(0.03)	—	9.09	(8.76)	134	3.01	2.32	1.25		14
Class A
2020	$ 9.10	$0.16	$(1.94)	$(1.78)	$(0.24)	$(0.24)	$0.00(c)	$7.08	(20.24)%	$ 8	2.12%	2.51%	1.25	%(d)	18%
2019(e)	10.00	0.35	(1.22)	(0.87)	(0.03)	(0.03)	—	9.10	(8.71)	10	3.77	2.32	1.25		14
Class C
2020	$ 9.05	$0.06	$(1.91)	$(1.85)	$(0.17)	$(0.17)	$0.00(c)	$7.03	(20.97)%	$ 1	0.76%	3.26%	2.00	%(d)	18%
2019(e)	10.00	0.17	(1.11)	(0.94)	(0.01)	(0.01)	—	9.05	(9.39)	1	1.85	3.08	2.00		14
Class I
2020	$ 9.11	$0.14	$(1.91)	$(1.77)	$(0.26)	$(0.26)	$0.00(c)	$7.08	(20.17)%	$13,445	1.84%	2.26%	1.00	%(d)	18%
2019(e)	10.00	0.28	(1.13)	(0.85)	(0.04)	(0.04)	—	9.11	(8.51)	13,093	3.05	2.07	1.00		14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $174,126 and $124,154 for the fiscal years ended September 30, 2020 and 2019, respectively.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For the fiscal year ended September 30, 2020, if credits had not been received, the expense ratios would have been 1.26% (Class AAA and Class A), 2.01% (Class C), and 1.01% (Class I).

(e)	The Fund commenced investment operations on October 1, 2018.

See accompanying notes to financial statements.

9

The Gabelli Global Financial Services Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Financial Services Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide capital appreciation. The Fund commenced investment operations on October 1, 2018.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

10

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund did not hold any Level 3 securities at the fiscal years ended September 30, 2019 and 2020. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 9/30/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$13,407,778	—	$13,407,778
U.S. Government Obligations	—	$104,978	104,978
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$13,407,778	$104,978	$13,512,756

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

11

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

12

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2020, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to the earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund.

13

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2020 and 2019 was as follows:

	Year Ended September 30, 2020	Year Ended September 30, 2019
Distributions paid from:
Ordinary income	$379,210	$44,879

Total distributions paid	$379,210	$44,879

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of September 30, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments	$(3,557,413)
Undistributed ordinary income.	187,844
Accumulated capital loss carryforwards	(132,728)
Qualified late year loss deferral*	(1,033,081)

Total	$(4,535,378)

*

Under the current law, qualified late year ordinary losses realized after December 31 or post October capital losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the fiscal year ended September 30, 2020, the Fund elected to defer $1,033,081 of post October capital losses

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $132,728. The Fund utilized $26,860 of the capital loss carryovers for the fiscal year ended September 30, 2020.

At September 30, 2020, the temporary difference between book basis and tax basis net unrealized depreciation on investments was due to deferral of losses from wash sales, and mark-to-market on investments considered passive foreign investment companies for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized depreciation at September 30, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$17,070,721	$524,928	$(4,082,893)	$(3,557,965)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2020, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2020, the Adviser has reviewed the current and previous tax periods and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and

14

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

state returns for the current and previous fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. This arrangement is in effect through January 31, 2021. For the fiscal year ended September 30, 2020, the Adviser reimbursed the Fund in the amount of $174,126. In addition, the Fund has also agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayments, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing expense limitations of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares. At September 30, 2020, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $298,280:

For the fiscal year ended September 30, 2019, expiring September 30, 2021	$124,154
For the fiscal year ended September 30, 2020, expiring September 30, 2022	174,126

$298,280

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2020, other than short term securities and U.S. Government obligations, aggregated $6,406,523 and $2,458,584, respectively.

15

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2020, the Fund paid $4,202 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the fiscal year ended September 30, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $717.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the fiscal year ended September 30, 2020.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2020, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2020 was $478 with a weighted average interest rate of 1.45%. There was a one day borrowing of $175,000 during the fiscal year ended September 30, 2020.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

16

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019(a)
	Shares	Amount	Shares		Amount
Class AAA
Shares sold	9,216	$71,042	19,438		$181,324
Shares issued upon reinvestment of distributions	171	1,647	37		310
Shares redeemed	(17,429)	(136,114)	(4,703)		(42,432)

Net increase/(decrease)	(8,042)	$(63,425)	14,772		$139,202

Class A
Shares sold	9,324	$59,425	1,095		$10,260
Shares issued upon reinvestment of distributions	28	264	0	*	3
Shares redeemed	(9,349)	(67,992)	—		—

Net increase/(decrease)	3	$(8,303)	1,095		$10,263

Class C
Shares sold	—	—	100		$1,000
Shares issued upon reinvestment of distributions	2	$17	0	*	1

Net increase	2	$17	100		$1,001

Class I
Shares sold	454,386	$3,950,997	1,431,995		$13,836,051
Shares issued upon reinvestment of distributions	39,081	374,401	5,363		44,565
Shares redeemed	(32,357)	(244,343)	(515)		(4,378)

Net increase	461,110	$4,081,055	1,436,843		$13,876,238

*	Represents fewer than 0.50 shares.
(a)	The Fund commenced investment operations on October 1, 2018.

9. Significant Shareholder. As of September 30, 2020, approximately 95.9% of the Fund was beneficially owned by the Adviser and its affiliates.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The Gabelli Global Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Financial Services Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Financial Services Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended September 30, 2020 and the period from October 1, 2018 (commencement of operations) through September 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended September 30, 2020 and the period from October 1, 2018 (commencement of operations) through September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2020

18

The Gabelli Global Financial Services Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Financial Services Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 76	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 76	Since 2019	8	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 84	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 76	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 81	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 52	Since 2009	32	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Anthonie C. van Ekris[6] Director Age: 86	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 74	Since 2001	30	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

19

The Gabelli Global Financial Services Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

20

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2020, the Fund paid to shareholders, ordinary income distributions totaling $0.2200, $0.2410, $0.1673, and $0.2605 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the fiscal year ended September 30, 2020, 40.71% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.93% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2020 which was derived from U.S. Treasury securities was 1.90%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Global Financial Services Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of September 30, 2020 was 0.78%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Financial Services Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3630Q320AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $109,000 in 2019 and $109,000 in 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2019 and $0 in 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,200 in 2019 and $15,200 in 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $4,615 in 2019 and $2,861 in 2020. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $64,998 in 2019 and $55,950 in 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS —100.0%
	Aerospace — 2.1%
853,000	Aerojet Rocketdyne Holdings Inc.†	$4,102,921	$34,026,170
20,000	Allied Motion Technologies Inc.	664,462	825,600
40,000	Innovative Solutions and Support Inc.	130,088	273,600

		4,897,471	35,125,370

	Agriculture — 0.0%
12,000	Cadiz Inc.†	93,950	119,160
13,800	Limoneira Co.	257,313	197,340

		351,263	316,500

	Automotive — 2.6%
979,000	Navistar International Corp.†	24,284,197	42,625,660
1,500	PACCAR Inc.	55,714	127,920

		24,339,911	42,753,580

	Automotive: Parts and Accessories — 3.2%
170,000	BorgWarner Inc.	815,098	6,585,800
88,022	China Automotive Systems Inc.†	420,368	260,545
1,135,000	Dana Inc.	9,544,908	13,983,200
880,000	Freni Brembo SpA†	1,632,589	8,800,929
387,000	Modine Manufacturing Co.†	3,535,149	2,418,750
18,000	Monro Inc.	80,738	730,260
4,400	O’Reilly Automotive Inc.†	94,684	2,028,752
45,000	Puradyn Filter Technologies Inc.†	11,732	495
192,000	Standard Motor Products Inc.	1,469,754	8,572,800
247,400	Strattec Security Corp.(a)	4,786,696	4,923,260
322,000	Tenneco Inc., Cl. A†	1,416,003	2,234,680
21,000	Thor Industries Inc.	194,527	2,000,460
8,000	Uni-Select Inc.	83,354	34,246

		24,085,600	52,574,177

	Aviation: Parts and Services — 3.1%
21,000	AAR Corp.	244,115	394,800
9,500	Astronics Corp.†	13,628	73,340
22,700	Astronics Corp., Cl. B†	31,898	175,925
46,000	Ducommun Inc.†	918,285	1,514,320
696,000	Kaman Corp.	10,704,490	27,123,120
90,000	Moog Inc., Cl. A	1,139,951	5,717,700
16,500	Moog Inc., Cl. B	496,050	1,060,455
4,070,000	Signature Aviation plc	9,884,377	12,546,427
36,400	Woodward Inc.	329,703	2,917,824

		23,762,497	51,523,911

	Broadcasting — 1.6%
265,000	Beasley Broadcast Group Inc., Cl. A	1,352,078	328,600
10,000	Cogeco Communications Inc.	340,851	820,022
23,300	Cogeco Inc.	592,837	1,540,734

Shares		Cost	Market Value
185,000	Corus Entertainment Inc., Cl. B	$679,390	$401,524
40,000	Fox Corp., Cl. A	1,662,000	1,113,200
25,000	Gray Television Inc.†	73,674	344,250
72,350	Gray Television Inc., Cl. A†	386,480	886,287
275,000	ITV plc	561,685	239,948
17,000	Liberty Broadband Corp., Cl. A†	104,375	2,410,770
13,000	Liberty Broadband Corp., Cl. C†	69,160	1,857,310
20,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	66,962	670,200
27,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	91,359	979,290
64,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	214,254	2,122,880
34,452	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	294,603	1,139,672
345,000	MSG Networks Inc., Cl. A†	2,147,239	3,301,650
22,500	Nexstar Media Group Inc., Cl. A	1,380,375	2,023,425
180,000	Salem Media Group Inc.	0	164,826
160,000	Sinclair Broadcast Group Inc., Cl. A	1,221,814	3,076,800
480,000	Sirius XM Holdings Inc.	316,771	2,572,800

		11,555,907	25,994,188

	Building and Construction — 6.2%
79,000	Arcosa Inc.	942,643	3,483,110
97,000	D.R. Horton Inc.	1,063,595	7,336,110
29,000	Gibraltar Industries Inc.†	546,825	1,889,060
464,000	Herc Holdings Inc.†	15,667,050	18,379,040
128,500	KB Home	1,277,157	4,933,115
400,000	Lennar Corp., Cl. B	9,784,772	26,264,000
160,000	Louisiana-Pacific Corp.	1,289,839	4,721,600
107,000	MDC Holdings Inc.	2,139,938	5,039,700
19,500	Meritage Homes Corp.†	338,849	2,152,605
2,700	NVR Inc.†	1,908,453	11,024,424
158,000	PulteGroup Inc.	976,094	7,313,820
65,000	Titan Machinery Inc.†	1,078,654	859,950
165,800	Toll Brothers Inc.	2,984,812	8,067,828

		39,998,681	101,464,362

	Business Services — 3.0%
13,000	ACCO Brands Corp.	60,332	75,400
680,000	Clear Channel Outdoor Holdings Inc.†	1,762,880	680,000
414,000	Diebold Nixdorf Inc.†	4,171,398	3,162,960
85,000	Element Solutions Inc.†	792,541	893,350
70,000	GP Strategies Corp.†	579,429	674,800
13,000	GSE Systems Inc.†	18,200	13,520
225,000	IAA Inc.†	1,845,352	11,715,750
97,500	Live Nation Entertainment Inc.†	831,881	5,253,300
175,000	Macquarie Infrastructure Corp.	34,359	4,705,750
16,000	McGrath RentCorp.	411,253	953,440
20,000	Sealed Air Corp.	587,044	776,200

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
73,000	Sohgo Security Services Co. Ltd.	$848,008	$3,460,864
9,500	Stamps.com Inc.†	79,071	2,289,025
149,000	Team Inc.†	2,056,182	819,500
409,000	The Interpublic Group of Companies Inc.	1,774,433	6,818,030
25,000	TransAct Technologies Inc.	115,198	125,000
1,739,000	Trans-Lux Corp.†(a)	1,714,044	347,800
39,600	United Rentals Inc.†	252,791	6,910,200

		17,934,396	49,674,889

	Cable — 0.7%
160,000	AMC Networks Inc., Cl. A†	1,836,742	3,953,600
40,000	DISH Network Corp., Cl. A†	746,475	1,161,200
30,000	EchoStar Corp., Cl. A†	479,334	746,700
121,000	Liberty Global plc, Cl. A†	2,700,564	2,542,210
160,000	Liberty Global plc, Cl. C†	3,112,971	3,285,600
90,000	WideOpenWest Inc.†	706,890	467,100

		9,582,976	12,156,410

	Communications Equipment — 0.1%
248,000	Communications Systems Inc.	1,684,302	949,840

	Computer Software and Services — 2.2%
19,500	3D Systems Corp.†	236,041	95,745
85,500	Activision Blizzard Inc.	1,153,523	6,921,225
410,000	Alithya Group Inc., Cl. A†	1,281,794	852,800
194,000	Avid Technology Inc.†	1,128,059	1,660,640
182,000	GTY Technology Holdings Inc.†	1,771,986	482,300
14,000	MKS Instruments Inc.	246,336	1,529,220
39,000	Rockwell Automation Inc.	918,657	8,606,520
92,000	Stratasys Ltd.†	1,915,885	1,147,240
42,000	Tyler Technologies Inc.†	86,100	14,639,520

		8,738,381	35,935,210

	Consumer Products — 2.6%
23,000	1-800-Flowers.com Inc., Cl. A†	47,594	573,620
89,000	Brunswick Corp.	2,332,338	5,242,990
32,000	Chofu Seisakusho Co. Ltd.	461,495	667,217
41,000	Church & Dwight Co. Inc.	69,785	3,842,110
17,000	Energizer Holdings Inc.	709,960	665,380
13,000	Ginko International Co. Ltd.	108,593	60,148
2,000	Harley-Davidson Inc.	4,713	49,080
146,000	Hunter Douglas NV†	6,322,005	8,507,580
2,500	Kobayashi Pharmaceutical Co. Ltd.	103,323	241,075
6,200	LCI Industries	102,829	658,998
238,000	Marine Products Corp.	148,400	3,722,320
3,000	National Presto Industries Inc.	83,060	245,580
230,000	Sally Beauty Holdings Inc.†	1,289,542	1,998,700
215,000	Samick Musical Instruments Co. Ltd.	289,566	247,264

Shares		Cost	Market Value
3,700	Shimano Inc.	$414,540	$726,914
14,000	Steven Madden Ltd.	34,457	273,000
111,000	Swedish Match AB	2,143,578	9,082,421
10,000	The Scotts Miracle-Gro Co.	174,942	1,529,100
9,500	WD-40 Co.	248,399	1,798,445
85,000	Wolverine World Wide Inc.	413,704	2,196,400

		15,502,823	42,328,342

	Consumer Services — 1.6%
53,000	Bowlin Travel Centers Inc.†	53,947	152,375
2,750	Collectors Universe Inc.	0	136,097
3,000	H&E Equipment Services Inc.	67,163	58,980
5,000	IAC/InterActiveCorp.†	16,882	598,900
260,000	KAR Auction Services Inc.	1,330,391	3,744,000
394,000	Rollins Inc.	578,623	21,350,860

		2,047,006	26,041,212

	Diversified Industrial — 9.0%
10,500	Acuity Brands Inc.	99,097	1,074,675
65,000	Albany International Corp., Cl. A	1,320,757	3,218,150
187,496	Ampco-Pittsburgh Corp.†	1,034,471	654,361
69,400	Burnham Holdings Inc., Cl. A	1,216,539	806,775
364,000	Crane Co.	7,932,157	18,247,320
113,000	EnPro Industries Inc.	6,096,907	6,374,330
115,000	Greif Inc., Cl. A	2,267,516	4,164,150
95,700	Greif Inc., Cl. B	4,346,420	3,778,236
1,410,000	Griffon Corp.	16,076,530	27,551,400
190,000	Jardine Strategic Holdings Ltd.	3,487,637	3,763,900
6,000	JSP Corp.	134,248	91,424
83,000	Kimball International Inc., Cl. B	785,684	874,820
60,000	L.B. Foster Co., Cl. A†	776,764	805,200
55,500	Lawson Products Inc.†	740,545	2,277,165
63,000	Lincoln Electric Holdings Inc.	1,641,404	5,798,520
43,000	Lindsay Corp.	932,963	4,157,240
27,000	Lydall Inc.†	286,221	446,580
30,500	Matthews International Corp., Cl. A	714,289	681,980
952,000	Myers Industries Inc.	13,237,132	12,594,960
74,500	Oil-Dri Corp. of America	529,097	2,664,865
14,000	Olin Corp.	221,218	173,320
300,000	Park-Ohio Holdings Corp.	2,625,435	4,821,000
12,500	Pentair plc	296,897	572,125
94,000	Raven Industries Inc.	2,319,682	2,022,880
16,500	Roper Technologies Inc.	310,694	6,519,315
69,000	Sonoco Products Co.	2,033,683	3,523,830
56,000	Standex International Corp.	1,494,342	3,315,200
175,000	Steel Connect Inc.†	286,839	94,920
11,000	Steel Partners Holdings LP†	159,362	67,913
13,000	T. Hasegawa Co. Ltd.	236,726	260,456
8,000	Terex Corp.	190,480	154,880
370,000	Textron Inc.	2,276,853	13,353,300
486,000	Tredegar Corp.	7,961,023	7,226,820

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
230,000	Trinity Industries Inc.	$2,621,672	$4,485,000
48,000	Ultra Electronics Holdings plc	962,561	1,292,008

		87,653,845	147,909,018

	Electronics — 1.8%
161,000	Badger Meter Inc.	2,143,613	10,524,570
216,000	Bel Fuse Inc., Cl. A(a)	4,115,394	2,408,400
500,000	CTS Corp.	4,412,357	11,015,000
33,000	Daktronics Inc.	281,209	130,680
116,000	Gentex Corp.	1,174,214	2,987,000
20,000	IMAX Corp.†	158,565	239,200
30,000	Renesas Electronics Corp.†	194,117	217,608
78,000	Stoneridge Inc.†	431,318	1,432,860

		12,910,787	28,955,318

	Energy and Utilities — 2.2%
21,000	Avangrid Inc.	815,249	1,059,660
25,000	Callon Petroleum Co.†	174,121	120,500
21,500	Chesapeake Utilities Corp.	300,557	1,812,450
35,500	CMS Energy Corp.	181,989	2,180,055
11,000	Consolidated Water Co. Ltd.	141,093	114,510
100,000	Covanta Holding Corp.	24,597	775,000
56,000	Diamondback Energy Inc.	2,831,092	1,686,720
38,500	Dril-Quip Inc.†	1,483,503	953,260
74,000	Energy Recovery Inc.†	316,427	606,800
24,000	Landis+Gyr Group AG†	1,466,993	1,314,587
25,000	Marathon Petroleum Corp.	123,445	733,500
31,000	Middlesex Water Co.	523,319	1,926,650
11,000	Northwest Natural Holding Co.	518,541	499,290
21,500	NorthWestern Corp.	582,609	1,045,760
16,000	Otter Tail Corp.	317,433	578,720
86,000	PNM Resources Inc.	703,631	3,554,380
1,865,000	RPC Inc.†	889,096	4,923,600
20,000	Siemens Gamesa Renewable Energy SA	117,491	541,440
90,000	SJW Group	1,643,120	5,477,400
32,500	Southwest Gas Holdings Inc.	533,592	2,050,750
9,000	Spire Inc.	354,680	478,800
34,000	The York Water Co.	475,596	1,437,180
11,000	Vestas Wind Systems A/S	94,711	1,784,280

		14,612,885	35,655,292

	Entertainment — 1.3%
50,000	Discovery Inc., Cl. A†	863,334	1,088,500
79,000	Discovery Inc., Cl. C†	524,418	1,548,400
81,000	Inspired Entertainment Inc.†	509,946	239,760
90,000	Liberty Media Corp.- Liberty Braves, Cl. A†	1,984,256	1,879,200
214,000	Liberty Media Corp.- Liberty Braves, Cl. C†	3,147,813	4,496,140

Shares		Cost	Market Value
33,500	Madison Square Garden Sports Corp.†	$0	$5,041,080
34,000	Manchester United plc, Cl. A	542,466	494,360
10,000	Take-Two Interactive Software Inc.†	75,380	1,652,200
5,000	The Walt Disney Co.	28,673	620,400
38,000	Universal Entertainment Corp.† .	230,655	692,154
69,000	World Wrestling Entertainment Inc., Cl. A	727,607	2,792,430

		8,634,548	20,544,624

	Environmental Services — 0.5%
92,000	Republic Services Inc.	831,067	8,588,200

	Equipment and Supplies — 14.7%
31,600	A.O. Smith Corp.	74,355	1,668,480
439,500	AMETEK Inc.	747,849	43,686,300
52,000	AZZ Inc.	1,771,545	1,774,240
20,000	Chart Industries Inc.†	658,081	1,405,400
162,000	CIRCOR International Inc.†	2,611,735	4,430,700
333,000	Core Molding Technologies Inc.†	744,209	2,950,380
141,000	Crown Holdings Inc.†	569,461	10,837,260
2,025	Danaher Corp.	13,122	436,043
107,000	Donaldson Co. Inc.	615,370	4,966,940
65,000	Entegris Inc.	278,163	4,832,100
274,000	Federal Signal Corp.	1,470,809	8,014,500
249,000	Flowserve Corp.	1,610,407	6,795,210
205,500	Franklin Electric Co. Inc.	804,756	12,089,565
500,000	Graco Inc.	3,336,420	30,675,000
51,000	IDEX Corp.	186,874	9,302,910
185,000	Interpump Group SpA	855,699	6,880,210
11,000	Littelfuse Inc.	109,551	1,950,740
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	1,199,450
70,000	Minerals Technologies Inc.	3,212,544	3,577,000
6,000	MSA Safety Inc.	179,592	805,020
715,000	Mueller Industries Inc.	19,007,547	19,347,900
482,000	Mueller Water Products Inc., Cl. A	3,550,821	5,007,980
3,600	Teleflex Inc.	54,840	1,225,512
175,000	Tennant Co.	2,986,539	10,563,000
786,000	The Gorman-Rupp Co.	12,468,177	23,155,560
110,000	The Greenbrier Companies Inc.	1,383,138	3,234,000
97,000	The L.S. Starrett Co., Cl. A†	746,537	286,150
30,000	The Manitowoc Co. Inc.†	283,157	252,300
62,500	The Middleby Corp.†	722,852	5,606,875
38,000	The Timken Co.	1,288,260	2,060,360
30,000	The Toro Co.	524,020	2,518,500
7,500	Valmont Industries Inc.	172,236	931,350
6,200	Vicor Corp.†	29,426	481,926
7,875	Watsco Inc., Cl. B	23,627	1,838,104

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
60,000	Watts Water Technologies Inc., Cl. A	$1,139,108	$6,009,000

		64,590,436	240,795,965

	Financial Services — 3.6%
6,000	Alleghany Corp.	923,013	3,122,700
8,240	Ameris Bancorp	71,898	187,707
25,000	Argo Group International Holdings Ltd.	493,734	860,750
131,000	Calamos Asset Management Inc., Escrow†(b)	0	0
12,000	Capitol Federal Financial Inc.	120,000	111,180
22,000	Crazy Woman Creek Bancorp Inc.	343,564	344,190
330,000	Energy Transfer LP	0	1,788,600
130	Farmers & Merchants Bank of Long Beach	846,022	792,740
348,000	Flushing Financial Corp.	5,737,095	3,660,960
66,000	FNB Corp.	659,922	447,480
240,000	GAM Holding AG†	976,978	463,818
278,000	Hope Bancorp Inc.	3,087,049	2,108,630
425,000	Huntington Bancshares Inc.	4,066,429	3,897,250
738,000	KKR & Co. Inc.	3,183,446	25,342,920
80,000	Medallion Financial Corp.†	362,763	200,000
55,000	Pzena Investment Management Inc., Cl. A	456,506	294,800
44,500	Sandy Spring Bancorp Inc.	1,518,598	1,027,060
13,500	Sculptor Capital Management Inc.	301,309	158,490
800	South State Corp.	58,904	38,520
9,000	State Auto Financial Corp.	208,279	123,840
404,000	Sterling Bancorp	4,356,771	4,250,080
80,000	Synovus Financial Corp.	2,160,858	1,693,600
16,000	TFS Financial Corp.	234,831	235,040
15,000	Thomasville Bancshares Inc.	570,703	693,750
230,000	Valley National Bancorp	1,437,500	1,575,500
35,500	Value Line Inc.	443,012	876,850
314,000	Waddell & Reed Financial Inc., Cl. A	4,602,068	4,662,900
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	2,100
133,000	Wright Investors’ Service Holdings Inc.†	90,952	46,550

		37,313,577	59,008,005

	Food and Beverage — 9.6%
425,000	Arca Continental SAB de CV	763,179	1,831,931
89,500	Brown-Forman Corp., Cl. A	569,033	6,146,860
42,000	Bull-Dog Sauce Co. Ltd.	120,234	475,096
1,000,000	China Tontine Wines Group Ltd.†	105,355	11,613

Shares		Cost	Market Value
204,500	Chr. Hansen Holding A/S	$8,521,649	$22,730,452
310,000	Crimson Wine Group Ltd.†	2,736,535	1,534,500
40,000	Davide Campari-Milano NV	64,106	437,045
220,000	Denny’s Corp.†	736,620	2,200,000
700,000	Dynasty Fine Wines Group Ltd.†	114,811	22,219
62,000	Farmer Brothers Co.†	835,850	274,040
415,000	Flowers Foods Inc.	986,370	10,096,950
128,000	ITO EN Ltd.	2,461,981	9,114,683
49,000	Iwatsuka Confectionery Co. Ltd.	1,717,459	1,765,515
23,000	J & J Snack Foods Corp.	509,737	2,998,970
118,000	Kameda Seika Co. Ltd.	4,751,460	6,041,815
660,000	Kikkoman Corp.	5,955,162	36,421,562
700,000	Maple Leaf Foods Inc.	12,211,478	14,272,840
6,000	MEIJI Holdings Co. Ltd.	117,526	457,403
21,000	MGP Ingredients Inc.	32,647	834,540
71,000	Morinaga Milk Industry Co. Ltd.	1,376,548	3,729,578
26,000	National Beverage Corp.†	1,065,624	1,768,260
52,500	Nissin Foods Holdings Co. Ltd.	1,761,959	4,928,175
15,000	Post Holdings Inc.†	62,689	1,290,000
150,000	Rock Field Co. Ltd.	1,078,378	2,097,852
2,000	The Boston Beer Co. Inc., Cl. A†	38,340	1,766,720
61,000	The J.M. Smucker Co.	1,432,586	7,046,720
625,000	Tingyi (Cayman Islands)
	Holding Corp.	1,326,207	1,101,606
204,001	Tootsie Roll Industries Inc.	3,183,000	6,303,631
390,000	Vina Concha y Toro SA	716,197	638,752
1,050,000	Vitasoy International Holdings Ltd.	615,385	4,071,264
20,000	Willamette Valley Vineyards Inc.†	73,225	123,000
100,000	Yakult Honsha Co. Ltd.	2,378,860	5,546,864

		58,420,190	158,080,456

	Health Care — 6.4%
2,000	Align Technology Inc.†	13,951	654,720
7,000	Bio-Rad Laboratories Inc., Cl. A†	312,891	3,608,220
14,500	Bruker Corp.	120,643	576,375
60,000	Cantel Medical Corp.	618,282	2,636,400
1,000	Chemed Corp.	13,731	480,350
25,000	CONMED Corp.	524,502	1,966,750
32,000	Covetrus Inc.†	153,127	780,800
436,000	Cutera Inc.†	6,073,608	8,270,920
13,200	DexCom Inc.†	73,052	5,441,436
20,000	Evolent Health Inc., Cl. A†	222,100	248,200
173,000	Globus Medical Inc., Cl. A†	3,940,181	8,566,960
73,000	Henry Schein Inc.†	501,325	4,290,940
29,000	ICU Medical Inc.†	960,710	5,300,040
40,500	Masimo Corp.†	977,000	9,560,430
86,000	Meridian Bioscience Inc.†	1,359,200	1,460,280

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
24,500	Neogen Corp.†	$504,369	$1,917,125
112,000	NuVasive Inc.†	3,005,221	5,439,840
216,000	OPKO Health Inc.†	569,980	797,040
133,000	Orthofix Medical Inc.†	2,998,197	4,141,620
17,500	Owens & Minor Inc.	59,847	439,425
22,000	Patterson Cos. Inc.	481,743	530,310
111,000	Quidel Corp.†	514,839	24,351,180
24,000	Seikagaku Corp.	280,995	251,458
18,800	STERIS plc	1,401,352	3,312,372
1,900	Straumann Holding AG	170,618	1,918,463
3,000	Stryker Corp.	142,188	625,110
32,000	SurModics Inc.†	651,429	1,245,120
28,200	Teladoc Health Inc.†	943,344	6,182,568
100	The Cooper Companies Inc.	3,627	33,712
38,000	United-Guardian Inc.	332,419	570,380

		27,924,471	105,598,544

	Home Furnishings — 0.3%
195,000	Bassett Furniture Industries Inc.	2,054,436	2,667,600
6,000	Ethan Allen Interiors Inc.	139,850	81,240
80,000	La-Z-Boy Inc.	1,331,823	2,530,400

		3,526,109	5,279,240

	Hotels and Gaming — 3.6%
180,000	Boyd Gaming Corp.	965,827	5,524,200
190,540	Canterbury Park Holding Corp.	1,961,480	2,320,777
136,800	Churchill Downs Inc.	1,308,844	22,410,576
130,000	Formosa International Hotels Corp.	872,527	596,989
554,000	Full House Resorts Inc.†	1,622,914	1,074,760
48,254	Gaming and Leisure Properties Inc., REIT	380,856	1,782,020
800,000	Genting Singapore Ltd.	741,067	392,660
170,000	Golden Entertainment Inc.†	1,518,492	2,351,100
2,980,000	Mandarin Oriental International Ltd.†	4,175,855	5,364,000
3,500	Penn National Gaming Inc.†	15,200	254,450
342,000	Ryman Hospitality Properties Inc., REIT	7,089,047	12,585,600
2,900,000	The Hongkong & Shanghai Hotels Ltd.	3,096,951	2,252,631
162,000	The Marcus Corp.	1,777,629	1,252,260
14,000	Wynn Resorts Ltd.	0	1,005,340

		25,526,689	59,167,363

	Machinery — 2.4%
353,000	Astec Industries Inc.	12,385,722	19,150,250
1,427,000	CNH Industrial NV†	4,242,733	11,159,140
118,000	Kennametal Inc.	2,181,655	3,414,920
5,300	Nordson Corp.	90,324	1,016,646

Shares		Cost	Market Value
165,000	The Eastern Co.	$3,213,896	$3,220,800
120,000	Twin Disc Inc.†	1,408,528	607,200
90,000	Welbilt Inc.†	434,686	554,400

		23,957,544	39,123,356

	Manufactured Housing and Recreational Vehicles — 1.2%
71,500	Cavco Industries Inc.†	1,435,393	12,892,165
70,000	Nobility Homes Inc.	764,895	1,610,000
85,000	Skyline Champion Corp.†	500,100	2,275,450
54,000	Winnebago Industries Inc.	622,276	2,790,180

		3,322,664	19,567,795

	Metals and Mining — 0.1%
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	163,569
95,000	Kinross Gold Corp.†	412,123	837,900
20,000	Turquoise Hill Resources Ltd.†	41,995	16,868

		571,901	1,018,337

	Publishing — 0.8%
2,200	Graham Holdings Co., Cl. B	981,258	889,042
5,000	John Wiley & Sons Inc., Cl. B	19,375	158,700
30,000	Meredith Corp.	530,432	393,600
34,000	News Corp., Cl. A	48,038	476,680
980,000	The E.W. Scripps Co., Cl. A	6,690,668	11,211,200

		8,269,771	13,129,222

	Real Estate — 2.3%
78,500	Capital Properties Inc., Cl. A	935,416	1,117,447
259,000	Griffin Industrial Realty Inc.(a)	4,769,035	13,843,550
6,967	Gyrodyne LLC†	201,352	115,025
19,000	Lamar Advertising Co., Cl. A, REIT	122,955	1,257,230
90,000	Morguard Corp.	1,140,881	7,086,178
3,500	Reading International Inc., Cl. B†	66,647	85,855
14,000	Seritage Growth Properties, Cl. A, REIT†	221,185	188,300
146,600	Tejon Ranch Co.†	3,464,813	2,074,390
558,000	The St. Joe Co.†	9,085,399	11,511,540
98,000	Trinity Place Holdings Inc.†	352,255	138,180

		20,359,938	37,417,695

	Retail — 4.8%
16,000	Aaron’s Inc.	12,192	906,400
130,000	AutoNation Inc.†	2,112,358	6,880,900
35,000	Big 5 Sporting Goods Corp.	238,565	261,800
975	Biglari Holdings Inc., Cl. A†	605,755	475,602
101,000	Copart Inc.†	856,018	10,621,160
2,500	Dunkin’ Brands Group Inc.	47,500	204,775
100	Hertz Global Holdings Inc.†	950	111
550,000	Ingles Markets Inc., Cl. A	8,345,405	20,922,000
65,000	Lands’ End Inc.†	985,862	846,950
84,000	Movado Group Inc.	1,401,207	834,960
156,000	Nathan’s Famous Inc.	205,698	7,995,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail (Continued)
72,000	Penske Automotive Group Inc	$1,051,522	$3,431,520
93,000	Pets at Home Group plc	159,631	507,373
238,000	Rush Enterprises Inc., Cl. B	2,569,325	10,543,400
9,000	Salvatore Ferragamo SpA†	179,197	132,640
155,000	The Cheesecake Factory Inc.	3,614,224	4,299,700
50,000	Tractor Supply Co.	430,097	7,167,000
43,000	Village Super Market Inc., Cl. A	1,076,393	1,058,230
21,000	Weis Markets Inc.	595,263	1,008,000
600	Winmark Corp.	41,191	103,308

		24,528,353	78,200,829

	Specialty Chemicals — 3.5%
51,000	Albemarle Corp.	759,937	4,553,280
28,000	Ashland Global Holdings Inc.	210,127	1,985,760
1,800,000	Ferro Corp.†	8,911,421	22,320,000
110,000	GCP Applied Technologies Inc.†	2,849,884	2,304,500
285,000	H.B. Fuller Co.	3,612,486	13,047,300
17,000	Hawkins Inc.	529,212	783,700
74,000	Huntsman Corp.	243,255	1,643,540
6,800	NewMarket Corp.	684,657	2,327,776
10,200	Quaker Chemical Corp.	162,280	1,833,042
67,000	Sensient Technologies Corp.	1,305,562	3,868,580
3,000	Takasago International Corp.	79,470	61,954
91,200	The General Chemical Group Inc.†	1,186	1,140
161,000	Valvoline Inc.	480,331	3,065,440

		19,829,808	57,796,012

	Telecommunications — 1.0%
83,000	Consolidated Communications Holdings Inc.†	549,537	472,270
74,000	Gogo Inc.†	403,174	683,760
107,000	HC2 Holdings Inc.†	388,379	258,940
6,000	IDT Corp., Cl. B†	25,437	39,480
112,000	Iridium Communications Inc.†	1,092,455	2,864,960
51,000	Loral Space & Communications Inc.	1,702,820	933,300
123,500	Nuvera Communications Inc.	1,080,602	2,136,550
85,000	Rogers Communications Inc., Cl. B	307,210	3,370,250
89,500	Shenandoah Telecommuni- cations Co.	220,152	3,976,933
710,000	VEON Ltd., ADR	1,380,133	894,600
10,000	Verizon Communications Inc	47,292	594,900

		7,197,191	16,225,943

	Transportation — 1.8%
440,000	GATX Corp.	12,935,300	28,050,000
18,600	Irish Continental Group plc	13,660	67,822
80,000	Navigator Holdings Ltd.†	765,668	668,800

		13,714,628	28,786,622

Shares		Cost	Market Value
	Wireless Communications — 0.1%
53,500	United States Cellular Corp.†	$2,067,534	$1,579,855

	TOTAL COMMON STOCKS	650,245,150	1,639,265,682

	CLOSED-END FUNDS — 0.2%
71,000	MVC Capital Inc	616,952	554,510
55,000	The Central Europe, Russia, and Turkey Fund Inc.	1,214,513	1,080,200
32,729	The European Equity Fund Inc.	325,355	309,584
119,537	The New Germany Fund Inc.	1,659,113	2,017,785

	TOTAL CLOSED-END FUNDS	3,815,933	3,962,079

	PREFERRED STOCKS — 0.3%
	Automotive: Parts and Accessories — 0.3%
115,000	Jungheinrich AG	788,352	3,969,469

	RIGHTS — 0.0%
	Entertainment — 0.0%
1,680,000	Media General Inc., CVR†(b)	2	2

	WARRANTS — 0.0%
	Business Services — 0.0%
1	Internap Corp., expire 05/08/24†	0	652

	Diversified Industrial — 0.0%
140,000	Ampco-Pittsburgh Corp., expire 08/01/25†	95,648	51,800

	TOTAL WARRANTS	95,648	52,452

	TOTAL MISCELLANEOUS INVESTMENTS — 0.5%(c)	2,273,446	7,255,027

	TOTAL INVESTMENTS — 101.0%	$657,218,531	1,654,504,711

	Other Assets and Liabilities (Net) — (1.0)%		(15,619,202)

	NET ASSETS — 100.0%		$1,638,885,509

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security is valued under procedures adopted by the Board of Trustees and is classified as Level 3 in the fair value hierarchy.
(c)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.
ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements and Schedule of Investments in Securities

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and schedule of investments in securities present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and schedule of investments in securities are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements and schedule of investments in securities based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule of investments in securities are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and schedule of investments in securities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of

September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule of investments in securities. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2020

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-

15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Equity Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date December 4, 2020

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date December 4, 2020

* Print the name and title of each signing officer under his or her signature.